UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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SWK HOLDINGS CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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SWK HOLDINGS CORPORATION
14755 Preston Road, Suite 105
Dallas, Texas 75254

Dear Fellow Stockholders:

You are cordially invited to attend our 2022 Annual Meeting of Stockholders to be held in a virtual meeting format only via the Internet. You will not be able to attend the Annual Meeting in person. The Annual Meeting will be held on Wednesday, August 10, 2022 at 9:00 a.m., central time. You may attend, vote and submit questions during the Annual Meeting via the Internet at www.meetnow.global/MDXDMSH.

The matters expected to be acted upon at our 2022 Annual Meeting of Stockholders are (1) the election of five (5) directors; (2) the ratification of the appointment of BPM LLP as our independent auditors for the fiscal year ending December 31, 2022; (3) the approval on an advisory basis of the compensation paid to certain officers; (4) the approval on an advisory basis of the frequency of our future advisory votes on the compensation paid to certain officers; (5) an amendment to our Second Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”) to remove the limitation on stockholders calling special meetings of stockholders; (6) an amendment to our Certificate of Incorporation to update the exculpation provision and update and consolidate indemnification provisions; and (7) an amendment to our Certificate of Incorporation to clarify, eliminate or update outdated provisions.

These proposals are described in detail in the accompanying Notice of the 2022 Annual Meeting of Stockholders and Proxy Statement.

Whether you plan to attend our 2022 Annual Meeting of Stockholders, please complete, date, sign and promptly return the accompanying proxy card in the enclosed postage-paid envelope prior to our 2022 Annual Meeting of Stockholders, or submit your proxy by Internet or telephone pursuant to the instructions on the accompanying proxy card, so that your shares will be represented at the meeting. Returning the proxy card or submitting your proxy by Internet or telephone does not deprive you of your right to attend our 2022 Annual Meeting of Stockholders and to vote your shares during the meeting and in accordance with the procedures set forth in the proxy statement.

Thank you for your continued support.

Sincerely,

Winston L. Black III
Chairman of the Board

Dallas, Texas
July 18, 2022

This Proxy Statement will first be mailed to the Company’s stockholders on or about July 18, 2022.

SWK HOLDINGS CORPORATION
14755 Preston Road, Suite 105
Dallas, Texas 75254

NOTICE OF THE 2022 ANNUAL MEETING OF STOCKHOLDERS

Dear Stockholders:

NOTICE IS HEREBY GIVEN that the Annual Meeting of SWK Holdings Corporation (the “Company”) will be held in a virtual meeting format only via the Internet. You will not be able to attend the Annual Meeting in person. The Annual Meeting will be held on Wednesday, August 10, 2022 at 9:00 a.m., central time. You may attend, vote, examine the Company’s stock list and submit questions during the Annual Meeting via the Internet by accessing www.meetnow.global/MDXDMSH and using your 15-digit control number provided with this proxy statement.

At the Annual Meeting, you will be asked to consider and vote upon the following matters:

1.	The election of Winston L. Black, Wendy F. DiCicco, Laurie L. Dotter, Robert K. Hatcher and Marcus Pennington, as directors of the Company to serve until our 2023 Annual Meeting of Stockholders and until their respective successors have been elected and qualified, or until their earlier resignation, death or removal;

2.	The ratification of the appointment of BPM LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022;

3.	The approval on an advisory basis of the compensation paid to certain executive officers;

4.	The approval on an advisory basis of the frequency of our future advisory votes on the compensation paid to certain executive officers;

5.	An amendment to our Certificate of Incorporation to remove the limitation on stockholders calling special meetings of stockholders;

6.	An amendment to our Certificate of Incorporation to update the exculpation provision and update and consolidate indemnification provisions; and

7.	An amendment our Certificate of Incorporation to clarify, eliminate or update outdated provisions.

You may also be asked to transact such other business as may properly come before our Annual Meeting and any postponement or adjournment of our Annual Meeting, by or at the direction of the Company’s board of directors.

The foregoing items of business are more fully described in the Proxy Statement accompanying this notice. Only stockholders of record at the close of business on July 7, 2022 are entitled to notice of and to vote at the Annual Meeting and any postponement or adjournment of the Annual Meeting.

By Order of the Board of Directors,

David R. Earhart
General Counsel and Secretary

Dallas, Texas
July 18, 2022

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE, OR SUBMIT YOUR PROXY BY INTERNET OR TELEPHONE PURSUANT TO THE INSTRUCTIONS ON THE ACCOMPANYING PROXY CARD, PRIOR TO THE MEETING SO THAT YOUR SHARES WILL BE REPRESENTED.

Important notice regarding the availability of proxy materials for the 2022 Annual Meeting of Stockholders to be held on August 10, 2022:

This notice of the 2022 Annual Meeting of Stockholders, the proxy statement and the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 are available at https://swkhold.investorroom.com/annual-meeting.

SWK HOLDINGS CORPORATION
14755 Preston Road, Suite 105
Dallas, Texas 75254

PROXY STATEMENT

July 18, 2022

The accompanying proxy is solicited on behalf of the Board of Directors (the “Board”) of SWK Holdings Corporation, a Delaware corporation, for use at our 2022 Annual Meeting of Stockholders (the “Annual Meeting”), which will be held in a virtual meeting format only via the Internet on August 10, 2022, at 9:00 a.m., central time, and at any postponement or adjournment of such meeting. This Proxy Statement, the accompanying Notice of the Annual Meeting and form of proxy will first be mailed to our stockholders on or about July 18, 2022. Our stockholders are encouraged to review the information provided in this Proxy Statement in conjunction with our 2021 Annual Report on Form 10-K, a copy of which also accompanies this Proxy Statement. References in this Proxy Statement to “SWK,” the “Company,” “we,” “our” and “us” collectively refer to SWK Holdings Corporation.

Many of our stockholders hold their common stock through a broker, bank or other nominee rather than directly in their own name. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares, and these proxy materials (including a voting instruction card) are being forwarded to you by your broker, bank or nominee who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or nominee on how to vote and are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote these shares at the Annual Meeting unless you request and obtain a legal proxy from your broker, bank or nominee. Please note that if you request a legal proxy, any previously executed proxy will be revoked, and your vote will not be counted unless you appear at the Annual Meeting and vote at the Annual Meeting or legally appoint another proxy to vote on your behalf. Your broker, bank or nominee has enclosed a voting instruction card for you to use in directing the broker, bank or nominee on how to vote your shares.

VOTING INFORMATION

Record Date and Quorum

A quorum is required for our stockholders to conduct business at the Annual Meeting. The holders of a majority of the shares of our common stock outstanding and entitled to vote at the Annual Meeting on the record date, present at the Annual Meeting or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Only holders of our common stock of record at the close of business on July 7, 2022, the record date, are entitled to receive notice of the Annual Meeting and to vote at the Annual Meeting and any adjournments or postponements of the Annual Meeting. At the close of business on the record date, we had 12,839,065 shares of common stock outstanding and entitled to vote at the Annual Meeting.

Voting Rights

Only holders of our common stock as of the record date are entitled to vote. Each share of common stock entitles its holder to one vote on each matter properly brought before the Annual Meeting. Shares may not be voted cumulatively. Abstentions and broker non-votes, described below, will be considered as present for purposes of determining a quorum.

Required Votes

Proposal 1. Directors are elected by a plurality of the votes cast. This means that the nominees for election as director who receive the highest number of affirmative votes at the Annual Meeting will be elected as director. Withheld votes and broker non-votes will have no effect on the outcome of the vote.

Proposal 2. The ratification of the Audit Committee’s appointment of BPM LLP (“BPM”) as our independent registered public accounting firm for the fiscal year ending December 31, 2022, requires the affirmative vote of a majority of votes cast on the proposal. Abstentions will have no effect on the outcome of the vote on this proposal. Because this is a routine matter, there will be no broker non-votes.

Proposal 3. The approval, on an advisory basis, of the compensation paid to certain executive officers requires the affirmative vote of a majority of votes cast on the proposal. Abstentions and broker non-votes will have no effect on the outcome of the vote on this proposal.

Proposal 4. The approval, on an advisory basis, of the frequency of our future advisory votes on the compensation paid to certain executive officers requires the affirmative vote of a majority of votes cast on the proposal thereon. Abstentions and broker non-votes will have no effect on the outcome of the vote on this proposal.

Proposal 5. The approval of the amendment to our Certificate of Incorporation to remove the limitation on stockholders calling special meetings of stockholders requires the affirmative vote of 66-2/3 percent of the outstanding voting stock of the Company entitled to vote thereon. Abstentions and broker non-votes will have the effect of a vote against this Proposal 5.

Proposal 6. The approval of the amendment to our Certificate of Incorporation to update the exculpation provision and update and consolidate indemnification provisions requires the affirmative vote of 66-2/3 percent of the outstanding voting stock of the Company entitled to vote. Abstentions and broker non-votes will have the effect of a vote against this Proposal 6.

Proposal 7. The approval of the amendment to our Certificate of Incorporation to clarify, eliminate or update outdated provisions requires the affirmative vote of 66-2/3 percent of the outstanding voting stock of the Company entitled to vote thereon. Abstentions and broker non-votes will have the effect of a vote against this Proposal 7.

The Board recommends a vote FOR (i) each of the director nominees; (ii) the ratification of BPM as our independent registered public accounting firm for the fiscal year ending December 31, 2022; (iii) the approval, on an advisory basis, of the compensation paid to certain executive officers; (iv) the option “one year” as the frequency for future advisory votes on the compensation of certain executive officers; (v) the amendment to our Certificate of Incorporation to remove the limitation on stockholders calling special meetings of stockholders; (vi) the amendment to our Certificate of Incorporation to update the exculpation provision and update and consolidate indemnification provisions; and (vii) the amendment to our Certificate of Incorporation to clarify, eliminate or update outdated provisions.

If any other matter is properly submitted to stockholders at the Annual Meeting, its adoption will generally require the affirmative vote of holders of a majority of votes cast on the proposal, by participants at the Annual Meeting or by proxy. The Board does not propose to conduct any business at the Annual Meeting other than as stated above. If you grant a proxy, Winston L. Black, Chief Executive Officer; Charles Jacobson, Chief Financial Officer; and David R. Earhart, General Counsel and Secretary (collectively referred to as the “proxyholders”) will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting.

Tabulation of Votes

All votes will be tabulated by the inspector of elections appointed for the Annual Meeting. We intend to announce the preliminary voting results at the Annual Meeting, and in accordance with rules of the Securities and Exchange Commission (the “SEC”), we intend to publish the final results in a current report on Form 8-K within four business days of the Annual Meeting.

Voting by Stockholders of Record and Beneficial Owners

Stockholders of Record. If you indicate a choice with respect to any matter to be acted upon on your proxy card, the shares will be voted in accordance with your instructions. Proxy cards that are signed and returned, but do not contain voting instructions with respect to certain matters, will be voted in accordance with the recommendations of the Board on such matters.

If you are a stockholder of record, we encourage you to deliver your completed proxy card prior to the meeting regardless of whether you plan to attend the Annual Meeting.

Beneficial Owners. If you indicate a choice with respect to any matter to be acted upon on your voting instruction card, the shares will be voted in accordance with your instructions. If you do not indicate a choice or return the voting instruction card, the bank, broker or other nominee will determine if it has the discretionary authority to vote on each matter. Under applicable law, a bank, broker or nominee has the discretion to vote on routine matters, which includes the ratification of the appointment of an independent registered public accounting firm. For all other matters to be considered at the Annual Meeting, brokers and certain banks and nominees will be unable to vote on your behalf if you do not instruct them how to vote your shares in the manner set forth on your voting instruction card (referred to as “broker non-votes”). Therefore, it is very important for you to provide voting instructions for each proposal.

If you hold your common shares through a bank, broker or other nominee and want to vote such shares at the Annual Meeting, you must obtain a legal proxy from your broker, bank or other nominee giving you the power to vote such shares. Please note that if you request a legal proxy, any previously executed proxy will be revoked, and your vote will not be counted unless you attend the Annual Meeting and vote or legally appoint another proxy to vote on your behalf.

Expenses of Solicitation of Proxies

We are paying the expenses of soliciting the proxies to be voted at the Annual Meeting. Following the original mailing of the proxies and other soliciting materials, we will request that brokers, custodians, nominees and other record holders of our common stock forward copies of the proxy and other soliciting materials to persons for whom they hold shares of common stock and request authority for the exercise of the proxies. In these cases, we will, upon their request, reimburse such record holders for their reasonable expenses. Proxies may also be solicited by some of our directors, officers and employees and consultants, without additional compensation, in person or by telephone.

Revocability of Proxies

Stockholders of Record. You may change your vote at any time before the proxy is exercised by voting at the Annual Meeting or by delivering to the Company either a written revocation of a previously granted proxy or a properly submitted, later-dated proxy. Your attendance at the Annual Meeting will not cause your previously granted proxy to be revoked unless you revoke your proxy pursuant to one of the methods described in the immediately preceding sentence or vote in person thereat.

Beneficial Owners. If you hold your shares through a bank, broker or other nominee, you should contact such person prior to the time such voting instructions are exercised.

Communicating with Members of the Board

Stockholders may communicate with any of our directors by written mail addressed to the Secretary, SWK Holdings Corporation, 14755 Preston Road, Suite 105, Dallas, Texas 75254. Stockholders are encouraged to include proof of ownership of the Company’s stock in such communications. The Secretary will forward all communications to the applicable director or directors.

Internet Availability of Proxy Materials

Important Notice Regarding the Availability of Proxy Materials for the 2022 Annual Meeting of Stockholders to Be Held August 10, 2022: The Notice of the Annual Meeting, this Proxy Statement, and the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, are available at https://swkhold.investorroom.com/annual-meeting.

PROPOSAL 1—ELECTION OF DIRECTORS

The directors elected at the Annual Meeting shall be elected to hold office for terms expiring at the 2023 annual meeting.

Our current directors have agreed to stand for re-election to the Board of Directors at the Annual Meeting. We have no reason to believe that any of them will be unable or unwilling to serve if elected. However, if any of them should become unable for any reason or unwilling to serve, proxies may be voted for another person nominated as a substitute by the Board, or the Board may reduce the number of directors.

Director Nominees

The following table sets forth the names of our directors and information about each (including their ages as of July 1, 2022):

Name	Age	Committee Memberships	Principal Occupation	Director Since
Winston L. Black	46		Chief Executive Officer, SWK Holdings Corporation	2019
Wendy F. DiCicco	54	Audit, Compensation and Governance	Executive and Board Advisory	2022
Laurie L. Dotter	60	Audit, Compensation and Governance	Investment Advisory	2022
Robert K. Hatcher	59	Audit, Compensation and Governance	Chairman, Avalon Advisors LLC	2022
Marcus E. Pennington	35		Director, Carlson Capital LP	2021

Winston Black. Mr. Black was appointed CEO in January 2016. Prior to that time, Mr. Black served as Managing Director. Mr. Black joined SWK in May 2012 from PBS Capital Management, LLC, an investment management business investing in pharmaceutical royalties and healthcare equities that Mr. Black co-founded in 2009. Prior to PBS Capital, Mr. Black was a Senior Portfolio Analyst at Highland Capital Management, L.P. from September 2007 to March 2009 where he managed a portfolio of approximately $2 billion in healthcare investments. Prior to joining Highland, Mr. Black served as COO/Analyst and Chief Compliance Officer at Mallette Capital Management, Inc., a $200 million biotech focused hedge fund. Prior to Mallette Capital, Mr. Black was Vice President, Corporate Development for ATX Communications, Inc. Mr. Black began his career as an Analyst in the Healthcare and Telecommunications groups at Salomon Smith Barney. Mr. Black received MBAs with distinction from both Columbia Business School and London Business School and received a BA in Economics from Duke University, where he graduated Cum Laude.

The Board has determined that Mr. Black is qualified to serve on the Board due to his position as Chief Executive Officer of the Company and his extensive financial and investment experience.

Wendy F. DiCicco. Ms. DiCicco, age 54, is an independent financial and board advisor to companies in the life sciences industry, often serving in the role of interim Chief Financial Officer. Ms. DiCicco serves as Chief Financial Officer of Renovacor, Inc., a provider of therapeutics for genetically-driven diseases, where she served as Interim CFO from September 2019 until March 2022. She currently provides executive and board advisory services to senior executive teams and boards of directors through her consulting firm Board Advantage, LLC. Prior to founding Board Advantage in November 2018, she was the Chief Operating and Financial Officer of Centinel Spine, LLC, a developer of surgical products, from August 2017 to October 2018 and previously served as President and Chief Operating Officer of Camber Spine Technologies, LLC, a spine and medical technology company, from November 2014 to July 2017. In addition, Ms. DiCicco has held Chief Financial Officer roles at Nuron Biotech, Quench USA, Globus Medical and Kensey Nash Corporation. Ms. DiCicco has served on the boards of directors of Sincerus Pharmaceuticals, Inc. since July 2021, Imvax, Inc. since July 2020, ExpressCells, Inc. since March 2020, and EyePoint Pharmaceuticals, Inc. since July 2019. She previously served on the boards of directors of Carmell Therapeutics from December 2018 until July 2021, II-VI, Inc. from 2006 until August 2017, as well as CannaPharma Rx and Syncardia Systems. Her career started in public accounting at Deloitte & Touche in 1990. Ms. DiCicco received a B.S. in accounting from Philadelphia College of Textiles and Science and is a CPA. She is also an appointed Board Leadership Fellow and Corporate Governance Fellow of the National Association of Corporate Directors.

The Board has determined that Ms. DiCicco is qualified to serve on the Board due to her extensive financial and investment experience.

Laurie L. Dotter. Ms. Dotter has served in executive leadership roles in several investment companies that delivered attractive investment returns on commercial real estate operating companies, development and management companies, and portfolios requiring repositioning to enhance value. Ms. Dotter has served as an investment advisory board member at Employee Retirement System of Texas, since 2019, and Texas Treasury Safekeeping Trust Company, since 2009. Ms. Dotter has also served as a member of the Board of Directors of Stratus Properties Inc., a diversified real estate company engaged primarily in the acquisition, development and sale of real estate properties since 2021 and Lifespace Communities, Inc., a not-for-profit organization that owns and operates senior living communities, and its predecessor since 2018. From 2010 to 2016, she served as President of Transwestern Investment Group, and then as the founding partner of Corporate Properties Trust I, II and III, large scale commercial real estate investment vehicles with combined capitalization exceeding $2 billion, from 2016 to 2017. Ms. Dotter also served as an executive investment officer at Hunt Realty Investments under the umbrella of Hunt Oil Company, a petroleum exploration and production company, from 1998 until 2010. Ms. Dotter worked as the director of Real Estate Investments at the Teacher Retirement System of Texas, from 1993 to 1998; and as a director of Financial Consulting Services at PricewaterhouseCoopers, from 1989 to 1993. Ms. Dotter currently serves as an Advisor at Dottid, a company focused on developing comprehensive work flow technology to maximize revenue generation for commercial real estate. From 2020 to 2021, she was an Advisor to the Investment Committee of the Board of Children’s Health System of Texas, providing interim investment portfolio oversight and a review of the System’s governance framework. Ms. Dotter served as a member of the Board of Directors of Parkway Properties, a national commercial real estate company, from 2010 to 2016, where she served as the Chair of Parkway’s audit committee and a member of its compensation committee. She was elected by her peers to serve as the Vice Chairman of the PREA Plan Sponsor Council at the Pension Real Estate Association, from 2008 until 2010. Ms. Dotter received her Bachelor’s degree in Business Administration from Texas A&M University and also holds a CPA license in the State of Texas.

The Board has determined that Ms. Dotter is qualified to serve on the Board due to her extensive financial and investment experience.

Robert K. Hatcher. Mr. Hatcher, age 59, has served as the Chairman of Avalon Advisors LLC since 2020. Mr. Hatcher previously served as the President and CEO of Cockrell Interests, Pinto Investment Partners LP and Pinto Trust Company and as Chairman of the Finance Advisory Committee for PTV Healthcare Capital and Pinto America Growth Fund. Prior to Cockrell Interests, Mr. Hatcher founded and served as Managing Director of Citywest Ventures. He also serves on the Board and Executive Committee of Camp Aranzazu. Mr. Hatcher served as an Adjunct Professor at the Jones Graduate School of Business at Rice University and is a member of World Presidents’ Organization and Chief Executives Organization. Mr. Hatcher holds an M.B.A. and J.D. from Tulane University, as well as a B.B.A. from Southern Methodist University.

The Board has determined that Mr. Hatcher is qualified to serve on the Board due to his extensive financial and investment experience.

Marcus E. Pennington. Mr. Pennington is a Director at Carlson Capital where he has worked on the investment team since 2011. At Carlson, Mr. Pennington manages an equity relative value portfolio and serves as a member of the Firm’s risk committee and valuation committee. Prior to Carlson, Mr. Pennington was the Deputy Chief of Staff in the investment division of the Teacher Retirement System of Texas and worked at the U.S. Treasury Department’s Office of Economic Policy. Mr. Pennington received a BBA in Finance and Economics from Texas A&M University, where he graduated Magna Cum Laude.

The Board has determined that Mr. Pennington is qualified to serve on the Board due to his extensive financial and investment experience.

The Board of Directors unanimously recommends a vote FOR the election of the director nominees.

Board and Annual Meeting Attendance

The Board met six times in 2021. During 2021, each director attended all meetings of the Board and committees of the Board on which such director served. Each director is expected to attend the Annual Meeting and each director at such time also attended the Company’s last annual meeting.

Independence

The Board has adopted the definitions, standards and exceptions to the standards for evaluating director independence provided in The Nasdaq Stock Market rules and determined that all of our current directors other than Mr. Black and Mr. Pennington are independent under the rules of The Nasdaq Stock Market.

Committees of the Board

The Board has three standing committees: the audit committee, the compensation committee, and the governance and nominating committee.

Audit Committee. We have a standing audit committee of the Board (the “Audit Committee”) established in accordance with Rule 10A-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The members of our Audit Committee during 2021 were Messrs. Baker (Chair), Fletcher, and Stead. The current members of our Audit Committee are Mses. Dotter (Chair) and DiCicco and Mr. Hatcher. Each member of the Audit Committee meets the independence and other requirements to serve on our Audit Committee under The Nasdaq Stock Market Rules and the rules of the SEC. In addition, the Board determined that each of Mses. DiCicco and Dotter is considered an “audit committee financial expert” as defined in the rules of the SEC.

The Audit Committee met four times in 2021. The Board has adopted a written charter for the Audit Committee, a copy of which is posted in the Corporate Governance section of our Internet website (at www.swkhold.com). The principal functions of the Audit Committee are to oversee our accounting and financial reporting processes and the audits of our consolidated financial statements, oversee our relationship with our independent auditors, including selecting, evaluating and setting the compensation of, and approving all audit and non-audit services to be performed by the independent auditors, and facilitate communication among our independent auditors and our financial and senior management.

Compensation Committee. We have a standing compensation committee of the Board (the “Compensation Committee”). The members of our Audit Committee during 2021 were Messrs. Weinberg (Chair) and Haga. The current members of our Compensation Committee are Mses. Dotter and DiCicco (Chair) and Mr. Hatcher.

The Compensation Committee met one time in 2021. Each current member of the Compensation Committee meets the independence and other requirements to serve on our Compensation Committee under The Nasdaq Stock Market Rules and the rules of the SEC.

The Board has adopted a written charter for the Compensation Committee, a copy of which is posted in the Corporate Governance section of our Internet website (at www.swkhold.com). The Compensation Committee has responsibilities relating to the performance evaluation and the compensation of our Chief Executive Officer, the compensation of our executive officers and directors and our significant compensation arrangements, plans, policies and programs, including our stock compensation plans. Certain of our executive officers, our outside counsel and consultants may occasionally attend the meetings of the Compensation Committee. However, no officer of the Company is present during discussions or deliberations regarding that officer’s own compensation.

Governance and Nominating Committee. We have a standing governance and nominating committee of the Board (the “Governance and Nominating Committee”). The members of our Governance and Nominating Committee during 2021 were Mr. Weinberg (Chair) and Mr. Stead. The current members of our Governance and Nominating Committee are Mses. Dotter and DiCicco and Mr. Hatcher (Chair). The Governance and Nominating Committee met one time in 2021. Each of Mses. Dotter and DiCicco and Mr. Hatcher meets the independence and other requirements to serve on our Governance and Nominating Committee under The Nasdaq Stock Market Rules and the rules of the SEC.

The Board has adopted a written charter for the Governance and Nominating Committee, a copy of which is posted in the Corporate Governance section of our Internet website (at www.swkhold.com). The Governance and Nominating Committee considers the performance of the members of the Board and nominees for director positions and evaluates and oversees corporate governance and related issues.

The goal of the Governance and Nominating Committee is to ensure that the members of the Board possess a variety of perspectives and skills derived from high-quality business and professional experience. The Governance and Nominating Committee seeks to achieve a balance of knowledge, experience and capability on the Board. To this end, the Governance and Nominating Committee seeks nominees with the highest professional and personal ethics and values, an understanding of our business and industry, diversity of business experience and expertise, a high level of education, broad-based business acumen and the ability to think strategically. Although the Governance and Nominating Committee uses these and other criteria to evaluate potential nominees to the Board, it has no stated minimum criteria for such nominees. The Governance and Nominating Committee does not use different standards to evaluate nominees depending on whether they are proposed by our directors and management or by our stockholders. To date, we have not paid any third parties to assist us in this process.

The Governance and Nominating Committee will consider stockholder recommendations for director candidates. The Governance and Nominating Committee has established the following procedure for stockholders to submit such recommendations for which there has been no material change: the stockholder should send the name of the individual and related personal and professional information, including a list of references to our Governance and Nominating Committee, in care of the Corporate Secretary at our principal executive offices, sufficiently in advance of the annual meeting to allow the Governance and Nominating committee appropriate time to consider the recommendation.

Board Leadership Structure and Risk Oversight

Mr. Black serves as Chairman of the Board and Chief Executive Officer of the Company.

The Board, in conjunction with the Company’s officers, is responsible for considering, identifying and managing material risks to the Company. The Audit Committee plays a critical role in evaluating and managing internal controls, financial risk exposure and monitoring the activities of the Company’s independent registered public accounting firm. The entire Board also receives updates at each Board meeting regarding any material risks from the Company’s management.

Our Commitment to Environmental, Social and Governance Practices

We recognize that our commitment to managing ESG risks and opportunities is essential to long-term value creation for our stockholders, employees, partners, communities, and other stakeholders. Both our management team and our board of directors believe that environmental stewardship, social responsibility, and corporate governance practices are foundational to our operational success, growth strategy and financial priorities We are actively evaluating our ESG initiatives and opportunities to enhance our disclosures. More information regarding our ESG initiatives is expected to be included in our inaugural sustainability report that we expect to publish and post on the “Investors” section of our website at www.swkhold.com when available.

Compensation of Directors

The Company commissioned a board compensation study during 2019, and as a result, beginning October 2019, the Company amended the compensation structure for non-employee directors to provide for an annual retainer comprised of (i) $45,000 cash and (ii) a grant of shares of restricted stock with a value of $25,000, subject to a one year vesting period. In addition, the committee compensation was amended such that each member of (i) the Audit Committee is entitled to an additional annual retainer of $11,000; (ii) the Compensation Committee is entitled to an additional annual retainer of $2,000; and (iii) the Governance and Nominating Committee is entitled to an additional annual retainer of $4,000. The foregoing, other than the restricted stock grant, is paid quarterly in arrears on each of March 31, June 30, September 30, and December 31. Each non-employee director can elect to receive 100 percent of the cash retainer payable, including committee fees, in shares of common stock, based on the closing price of the common stock on the date of payment. Any common stock issued for such cash compensation vests immediately upon issuance. The $25,000 grant of restricted stock is paid annually on October 1 in advance and is subject to a one-year vesting period. The Board may approve the payment of additional amounts to directors in connection with special projects authorized by the Board.

We reimburse our directors for reasonable travel and other reasonable expenses incurred in connection with attending the meetings of the Board. The Company is also party to indemnification agreements with each of its directors.

2021 Director Compensation

The table below summarizes the compensation paid by the Company to our non-employee directors for the fiscal year ended December 31, 2021.

Name	Fees Earned or Paid in Cash ($)	Stock Awards(1) ($)	Total ($)
D. Blair Baker	$103,548	$56,473	$160,021
Christopher W. Haga	11,750	77,733	89,483
Aaron G.L. Fletcher	56,000	42,471	98,471
Marcus Pennington	—	48,892	48,892
Edward B. Stead	186,387	42,471	228,858
Michael D. Weinberg	105,839	42,471	148,309

(1)	The amounts reported represent the stock-based compensation expense that was calculated in accordance with FASB ASC Topic 718, Compensation-Stock Compensation. Information about the assumptions used to value these awards can be found in Note 8 to the Company’s consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021.

Aaron G.L. Fletcher resigned as a director of the Company effective December 31, 2021. Edward B. Stead resigned as a director of the Company effective January 6, 2022. Each of D. Blair Baker, Christopher W. Haga and Michael Weinberg delivered their respective resignations as directors of the Company effective on January 7, 2022.

EXECUTIVE OFFICERS

Our executive officers are our Chief Executive Officer, Winston L. Black, and our Chief Financial Officer, Charles Jacobson. Information regarding Mr. Black is set forth above.

Charles Jacobson has been serving as our Chief Financial Officer since September 2012. Since April 2019, Mr. Jacobson serves as a Partner at CFGI, LLC. CFGI provides management level finance, accounting and transaction advisory services to public and private companies throughout the United States. From 2007 to 2019, Mr. Jacobson served as the CEO and Managing Director of Pine Hill Group, LLC, a consulting firm which he co-founded in 2007. Pine Hill was acquired by CFGI in April 2019. Mr. Jacobson serves as Director, Interim CEO, and Interim CFO of The PMI Group, Inc., positions he has held since 2017, 2016, and 2015, respectively. From 2015 to 2020, Mr. Jacobson served as CFO and Director of Parkview Capital Credit, Inc., a business development corporation providing mezzanine debt and equity capital to lower middle market companies. From 2012 to 2013, Mr. Jacobson served as CEO and CFO of Pro Capital, LLC, an investment management business specializing in investments of municipal tax liens. Mr. Jacobson also served on Pro Cap’s board of managers from 2012 to 2014. From 2008 to 2011, Mr. Jacobson served as CFO of FS Investment Corporation pursuant to an agreement between Pine Hill and FS Investment Corporation. From 2001 to 2007, Mr. Jacobson worked for ATX Communications, Inc., becoming the organization’s senior vice president of finance where he was responsible for managing ATX’s finance organization. Prior to working for ATX, Mr. Jacobson held senior managerial audit positions with Ernst & Young LLP from 1999 to 2000 and with BDO Seidman, LLP from 1996 to 1999, where he was responsible for audit engagements of private, pre-IPO and publicly traded companies in a variety of different industries. Mr. Jacobson began his professional career in 1993 at a regional public accounting firm where he performed audits on governmental entities.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

The table below summarizes the total compensation earned by each of the named executive officers for the fiscal years ended December 31, 2021 and 2020.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Options Awards(2) ($)	Total ($)
Winston L. Black, CEO	2021	$291,486	$1,277,049	$1,095,125	$2,663,660
	2020	283,250	1,063,341	209,875	1,556,466

Charles Jacobson, CFO(1)	2021	$140,000	$—	$—	$140,000
	2020	140,000	—	—	140,000

(1)	Mr. Jacobson was appointed CFO effective September 4, 2012. He is not an employee of the Company and receives no salary or other compensation from the Company. He served as the Company’s CFO pursuant to an agreement between the Company and CFGI, LLC. All of Mr. Jacobson’s compensation was paid by CFGI, LLC. See “Transactions with Related Persons.”
(2)	The amounts reported represent the stock-based compensation expense that was calculated in accordance with FASB ASC Topic 718, Compensation-Stock Compensation. Information about the assumptions used to value these awards can be found in Note 8 to the Company’s consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021.

Salary

The amount in the Salary column represents the base salary earned by Mr. Black in the applicable year.

Bonus

The amounts in the bonus column represent bonus awards to Mr. Black calculated in accordance with his employment agreement. The bonus for 2021 was paid in May 2022, and the bonus for 2020 was paid in April 2021.

Material Terms of Employment

On January 28, 2019, the Company entered into an employment agreement with Mr. Black, effective January 1, 2019 (the “Employment Agreement”), for a term expiring on December 31, 2021, unless earlier terminated (the “Term”). The Employment Agreement provides for (i) an annual salary of $275,000 through December 31, 2021 that will increase by three percent per annum effective the first full payroll cycle in each of 2020 and 2021, plus (ii) an annual bonus potential based on the Company’s annual pre-tax profit. For 2018 and beyond, the total bonus pool equals (i) 11.0 percent of the average pre-tax profit for the year of calculation and the immediately prior year multiplied by (ii) one plus 50 percent of the Return on Equity (as defined in the Employment Agreement), subject to certain adjustments.

On December 31, 2021, the Company entered into a letter agreement with Mr. Black that extends the Term of the Employment Agreement through March 31, 2022, unless earlier terminated (the “2021 Letter Agreement”). Except as specifically set forth in the 2021 Letter Agreement, the Employment Agreement and the other contracts by and between Mr. Black and the Company remain unmodified. The 2021 Letter Agreement provides that Mr. Black’s base salary will increase three percent from his then current rate effective the first payroll cycle in 2022. Moreover, pursuant to the 2021 Letter Agreement, the expiration date of Mr. Black’s stock option award that was granted pursuant to an award agreement dated August 18, 2014, as amended, was updated to August 18, 2024, subject to the terms and conditions of the applicable award agreement. On March 31, 2021, the Company entered into an additional letter agreement with Mr. Black that extends the Term of the Employment Agreement through June 30, 2022. The Company entered into a separate letter agreement with Mr. Black on June 30, 2022 that further extends the Term of the Employment Agreement through August 31, 2022.

The Employment Agreement provides for six months’ severance if Mr. Black is terminated by the Company without cause or he resigns for good reason (as defined in the Employment Agreement). In addition, the Company can elect to pay Mr. Black his annual salary for up to eighteen months (following the six months’ severance period) to enforce a non-compete and non-solicitation agreement for up to two years from the date of his separation from the Company.

The Company is also party to indemnification agreements with its executive officers that may require the Company to indemnify such officers against liabilities that may arise by reason of the officers’ status or service.

Since the other employees of the Company are at will, the Company does not believe that there are any material risks arising from the Company’s compensation policies and practices for its employees.

2010 Equity Incentive Plan

On November 8, 2010, the Board approved the SWK Holdings Corporation 2010 Equity Incentive Plan (the “2010 Plan”), and the Company’s stockholders approved the plan on November 19, 2019. The purpose of the 2010 Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, by offering them an opportunity to participate in the Company’s future performance through the grant of equity awards. The 2010 Plan is administered by the Compensation Committee. The 2010 Plan provides that the administrator may grant or issue stock options, stock appreciation rights, restricted stock, restricted stock units, deferred stock, dividend equivalents, performance awards and stock payments, or any combination thereof. The applicable award agreement will contain the period during which the right to exercise the award in whole or in part vests, as well as any other performance condition(s) required for such award agreement to vest. At any time after the grant of an award, the administrator may accelerate the period during which the award vests.

Outstanding Equity Awards at December 31, 2021

Below are the options outstanding for the Company’s chief executive officer as of December 31, 2021. No options or other equity awards were outstanding for Mr. Jacobson as of such date.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

Name	Number of Securities Underlying Unexercised Options (exercisable) (#)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)		Option Exercise Price ($)	Option Expiration Date
Winston L. Black	50,000	(1)	50,000	(1)	$13.70	08/18/24
	50,000		—		13.70	08/18/24
	75,000	(2)	—		12.50	01/28/29

(1)	50,000 of the options vested in equal annual installments over the four-year period beginning December 31, 2015, and 50,000 vest if the 60-day average closing stock price exceeds $20.60 prior to August 18, 2024.
(2)	Options vested in equal annual installments over the three-year period beginning December 31, 2019. Options vested based on the CEO’s continued employment with the Company.

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee during 2021 were Messrs. Weinberg and Haga. No members of the Compensation Committee were employees of SWK during 2021 or were formerly officers of SWK. During 2021, none of our executive officers served as a member of the board of directors or compensation committee of any other entity that has or has had one or more executive officers serving as a member of our Board or our Compensation Committee.

PROPOSAL 2—RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has appointed BPM as the Company’s independent registered public accounting firm to perform the audit of our consolidated financial statements for the year ending December 31, 2022, and our stockholders are being asked to ratify this appointment. Our organizational documents do not require our stockholders to ratify the appointment of BPM as our independent registered public accounting firm. We are submitting the appointment of BPM to our stockholders for ratification because we believe it is a matter of good corporate practice. The Audit Committee will take your vote on this proposal into consideration when appointing our independent registered public accounting firm in the future. However, even if the stockholders ratify the appointment of BPM, the Audit Committee may in its sole discretion terminate the engagement of BPM and direct the appointment of another independent auditor at any time during the year, although it has no current intent to do so.

Representatives of BPM are expected to be present at the Annual Meeting. If present, such representatives will have the opportunity to make a statement at the Annual Meeting if they wish and they will be available to respond to appropriate questions.

The Board of Directors unanimously recommends a vote FOR the ratification of the appointment of BPM LLP as our independent registered public accounting firm.

2021 and 2020 Audit Fee Summary

BPM audited our consolidated financial statements for the years ended December 31, 2021 and 2020. Set forth are the aggregated fees billed for audit and other services provided by BPM for 2021 and 2020:

	Year Ended December 31,
	2021	2020
Audit fees(1)	$282,000	$240,000
Audit-related fees	26,000	—
Tax fees	—	—
All other fees	—	—
Total fees	$308,000	$240,000

(1)	Consists of fees billed for professional services rendered for the audit of our annual consolidated financial statements and review of our quarterly condensed consolidated financial statements and services, such as consents and review of SEC comment letters that are normally provided by BPM in connection with statutory and regulatory filing engagements.

Our Audit Committee considers at least annually whether the provision of non-audit services by our independent registered public accounting firm is compatible with maintaining auditor independence. This process includes:

•	Obtaining and reviewing, on at least an annual basis, a letter from the independent registered public accounting firm describing all relationships between the independent registered public accounting firm and the Company required to be disclosed by Public Company Accounting Oversight Board standards, reviewing the nature and scope of such relationships, discussing these relationships with the independent registered public accounting firm and discontinuing any relationships that the Audit Committee believes could compromise the independence of the registered public accounting firm.

•	Obtaining reports of all non-audit services proposed to be performed by the independent registered public accounting firm before such services are performed, reviewing and approving or prohibiting, as appropriate, any non-audit services not permitted by applicable law. The Audit Committee may delegate authority to review and approve or prohibit non-audit services to one or more members of the Audit Committee, and direct that any approval so granted be reported to the Audit Committee at a following meeting of the Audit Committee.

All services provided by the Company’s independent registered public accounting firm in fiscal years 2021 and 2020 were approved in advance by the Audit Committee.

Audit Committee Pre-Approval Policies and Procedures

All audit and permitted non-audit services to be performed for the Company by its independent registered public accounting firm must be pre-approved by the Audit Committee to assure that the provision of such services do not impair the firm’s independence. The Audit Committee does not delegate its responsibility to pre-approve services performed by the independent auditors to management.

The annual audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope or other matters. All other audit services not otherwise included in the annual audit services engagement must be specifically pre-approved by the Audit Committee.

REPORT OF THE AUDIT COMMITTEE

The material in this report is not “soliciting material,” is not deemed filed with the SEC and is not to be incorporated by reference in any of our filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date of this Proxy Statement and irrespective of any general incorporation language therein.

The purpose of the Audit Committee of SWK Holdings Corporation (the “Company”) is to assist the Board in its oversight of the financial accounting, reporting and controls. The Board, in its business judgment, has determined that all members of the Audit Committee are “independent” as set forth in the listing standards of The Nasdaq Stock Market. The Audit Committee operates pursuant to a charter, a copy of which is available under the heading “Corporate Governance” on the Company’s website (www.swkhold.com). The Audit Committee meets with the Company’s management and with our independent registered public accounting firm, with and without management present, to discuss the scope and plans for their audit, the results of its examinations, its evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting. The Audit Committee met four times during 2021.

In performing its oversight role during the period since its last report, the Audit Committee reviewed and discussed the Company’s audited consolidated financial statements with the Company’s management and independent registered public accounting firm. The Audit Committee also discussed with the Company’s independent registered public accounting firm the matters required to be discussed under the rules adopted by the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit Committee received the written disclosures and the letter from the Company’s independent registered public accounting firm, BPM LLP (“BPM”) by PCAOB Rule 3526 “Communication with Audit Committees Concerning Independence,” and discussed with BPM its independence from the Company. Based on the discussions with management and BPM, the Audit Committee previously recommended to the Board that the Company’s audited consolidated financial statements that were reviewed by the Audit Committee and discussed with management and BPM be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021.

The members of the Audit Committee rely on the information provided to them and on the representations made to the Audit Committee by the Company’s management and independent registered public accounting firm without conducting independent verification of the accuracy of such information and representations. Accordingly, the Audit Committee’s oversight does not ensure that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not ensure that any audit of the Company’s consolidated financial statements conducted by independent registered public accounting firm has been carried out in accordance with generally accepted auditing standards, or that the consolidated financial statements are presented in accordance with generally accepted accounting principles.

AUDIT COMMITTEE

Laurie L. Dotter (Chairperson)
Wendy F. DiCicco
Robert K. Hatcher

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table below sets forth information regarding the beneficial ownership of our common stock as of July 1, 2022 by the following individuals or groups:

•	each person or entity who is known by us to own beneficially more than five percent of our outstanding stock;

•	each of our named executive officers;

•	each of our directors; and

•	all current directors and executive officers as a group.

Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power with respect to securities. Applicable percentage ownership in the following table is based on 12,839,065 shares of common stock outstanding as of July 1, 2022 as adjusted to include options and warrants exercisable within 60 days of July 1, 2022 held by the indicated stockholder or stockholders.

Unless otherwise indicated, the principal address of each of the stockholders below is c/o the Company. Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table below have sole voting and investment power with respect to all shares of common stock held by them. To determine the number of shares beneficially owned by persons other than our directors, executive officers and their affiliates, we have relied on beneficial ownership reports filed by such persons with the SEC.

Name and Address of Beneficial Owner	Number of Share Beneficially Owned	Percentage of Class
Winston L. Black(1)	201,663	1.5%
Wendy F. DiCicco	2,312	*
Laurie L. Dotter	2,846	*
Robert K. Hatcher	2,761	*
Charles Jacobson	606	*
Marcus E. Pennington	5,885	*
All current executive officers and directors as a group (6 persons)	216,073	1.7%

5% Stockholders

Entities affiliated with Carlson Capital, L.P.(2) 2100 McKinney Avenue, Suite 1800 Dallas, Texas 75201	9,093,766	70.9%

Entities affiliated with Cannell Capital, LLC(3) 245 Meriwether Circle Alta, Wyoming 83414	1,000,027	7.8%
	10,309,866	79.8%

*Less than one percent

(1)	Includes options to acquire 125,000 shares of common stock that are currently exercisable. Excludes options to acquire 50,000 shares of common stock that vest based upon the 60-day average closing price of the Company’s common stock.
(2)	Based solely on the Schedule 13D/A filed on January 7, 2022 with the SEC reporting beneficial ownership of 9,093,766 shares. The shares are directly beneficially owned by Double Black Diamond Offshore Ltd. and Black Diamond Offshore Ltd. (together, the “Funds”). Carlson Capital, L.P. is the investment manager of the Funds. Asgard Investment Corp. (“Asgard”) is the general partner of Carlson Capital. Clint D. Carlson is the President of Asgard and the Chief Executive Officer of Carlson Capital. Carlson Capital disclaims beneficial ownership of any and all such shares in excess of their pecuniary interest therein.
(3)	Based solely on the Schedule 13F filed on May 17, 2022 with the SEC reporting beneficial ownership of 1,000,027 shares. The shares are directly beneficially owned by J. Carlo Cannell and Cannell Capital LLC.

CODE OF ETHICS AND CONDUCT

The Board has adopted a Code of Ethics and Conduct applicable to all directors, officers and employees of the Company, as required by applicable securities laws and the rules of the SEC. A copy of the Code of Ethics and Conduct is posted in the Corporate Governance section of our Internet website at www.swkhold.com.

TRANSACTIONS WITH RELATED PERSONS

Review, Approval or Ratification of Transactions with Related Persons

Our Audit Committee Charter requires our Audit Committee to review and approve certain transactions between us and our executive officers and directors and greater than 5 percent beneficial owners of our common stock, and each of their immediate family members. Transactions subject to the review and approval of the Audit Committee (or another independent body of the Board) include transactions between us and the related person in which the aggregate amount involved exceeds or may be expected to exceed $120,000 and in which such person has or will have a direct or indirect material interest. The Board determines, on an annual basis, which members of the Board meet the definition of independent director as defined in the rules of The Nasdaq Stock Market and reviews and discusses any relationships with a director that would potentially interfere with his or her exercise of independent judgment in carrying out the responsibilities of a director. In approving or rejecting any such transaction, the Audit Committee, considers the relevant facts and circumstances available to it, including but not limited to the risks, costs, benefits to our company, the terms of the transaction, the availability of other sources for comparable services or products and, if applicable, the impact on a director’s independence. Our Audit Committee approves only those transactions that it determines in good faith, are in, or are not inconsistent with, our best interests.

Certain Transactions with Related Persons

On August 28, 2012, the Company appointed Charles Jacobson as the Company’s Chief Financial Officer, effective September 4, 2012. Mr. Jacobson carries out his role as Chief Financial Officer of the Company pursuant to an agreement between the Company and CFGI, LLC. Since April 2019, Mr. Jacobson serves as a Partner at CFGI, LLC. CFGI provides management level finance, accounting and transaction advisory services to public and private companies throughout the United States. The agreement outlines the scope of responsibilities of CFGI, as well as Mr. Jacobson’s role. These include, but are not limited to, matters relating to the preparation and filing of the Company’s periodic reports under the Exchange Act, the preparation of the Company’s consolidated financial statements included therein and assisting the Company’s independent auditors with respect to developing and maintaining a system of internal control over financial reporting and disclosure controls and procedures. CFGI is compensated at a fixed annual fee plus reasonable expenses for performing services pursuant to the agreement. CFGI is responsible for all payments to Mr. Jacobson. As a result, Mr. Jacobson does not receive direct compensation from the Company and the amount of aggregate payments made to CFGI are based on the amount of work performed by Mr. Jacobson and CFGI on our behalf. The Company paid CFGI $187,000 and $153,000 in fees for its services in 2021 and 2020, respectively.

Stockholders’ Agreement with Carlson Capital, L.P.

We are party to a Stockholders’ Agreement, dated as of August 18, 2014, with Double Black Diamond Offshore Ltd. and Black Diamond Offshore Ltd., investment funds managed by Carlson Capital, L.P. (together, the “Carlson Funds”), that together beneficially own approximately 70.9 percent of our outstanding common stock. Pursuant to the Stockholders’ Agreement, the Company granted the Carlson Funds, until the Carlson Funds and their affiliates own less than 40 percent of the voting power of the outstanding voting securities of the Company (an “Ownership Reduction Event”), approval rights with respect to certain transactions including (i) the incurrence of indebtedness over specified amounts, (ii) the offer or sale of new equity or equity-based securities, (iii) the repurchase or redemption of equity securities, (iv) the sale or purchase of assets over specified amounts, (v) the declaration of dividends, (vi) making any loans, capital contributions to or investments in any person over specified amounts, (vii) making any changes in the size of the Board of Directors or (v) terminating or hiring a replacement for the Company’s CEO.

Also under the Stockholders’ Agreement, the Carlson Funds agreed that until the earlier of August 18, 2022 or such time as the Ownership Reduction Event,: (i) the Carlson Funds would not engage in a going-private transaction as described in Rule 13e-3 under the Securities Exchange Act of 1934, as amended (“Exchange Act”), without offering to acquire all of the then-outstanding common stock on the same terms and conditions and would not engage in such a transaction without the approval of both (x) a special committee of directors that are not affiliates of the Carlson Funds or the Company (“Non-Affiliated Directors”) and (y) the holders of a majority of the common stock held by stockholders of the Company other than the Carlson Funds; (ii) the Company would maintain at least two Non-Affiliated Directors; and (iii) any related party transaction or deregistration of our common stock from SEC reporting requirements would require the approval of a committee of such Non-Affiliated Directors or a subset thereof. We refer to these provisions as the “Minority Protections.”

On June 28, 2022, the Company and the Carlson Funds entered into Amendment No. 1 to the Stockholders’ Agreement (the “Stockholders’ Agreement Amendment”). The Stockholders’ Agreement Amendment extends the Minority Protections until an Ownership Reduction Event and deletes the provision of the Stockholder’s Agreement that would terminate the Minority Protections as of August 18, 2022.

In connection with the Stockholders’ Agreement Amendment, the Company and Carlson agreed on proposed revisions to the Company’s Certificate of Incorporation and Amended and Restated Bylaws to, among other things, permit stockholders that own at least 15 percent of the Company’s outstanding shares to call a special meeting of stockholders. In the event that the proposed amendments to the Certificate of Incorporation and the Amended and Restated Bylaws described in this Proxy Statement are not adopted by the Company on or before August 31, 2022 (other than as a result of the Carlson Funds’ failure to vote in favor of the amendments to the Certificate of Incorporation or be present for purposes of satisfying a quorum at the stockholder meeting to approve the amendments to the Certificate of Incorporation), the Stockholders’ Agreement Amendment will terminate and cease to be of further effect.

The Stockholders’ Agreement Amendment also, for so long as the Carlson Funds and their affiliates own at least 15 percent of the Company’s outstanding voting securities, (i) exempts the Carlson Funds from certain of the proposed bylaw requirements for calling a special meeting and certain of the requirements of proposed advance notice provisions and (ii) provides that, without the approval of the Carlson Funds, the Company and its board of directors would not amend the proposed bylaw provisions relating to special meetings in a manner adverse to the Carlson Funds.

The foregoing description of the Stockholders’ Agreement Amendment is not complete and is qualified in its entirety by reference to the full text of the Stockholders’ Agreement Amendment filed with the SEC on Form 8-K on June 28, 2022.

PROPOSAL 3—ADVISORY VOTE ON COMPENSATION OF CERTAIN EXECUTIVES

We are providing stockholders with an advisory vote on executive compensation, or “Say on Pay.” The Say on Pay vote is a non-binding advisory vote on the compensation of our named executive officers, as described in the Executive Compensation section of this proxy statement, including the compensation tables and accompanying narrative disclosure. Although non-binding, the Board of Directors and the Compensation Committee will review the voting results and take them into consideration when making future decisions regarding our executive compensation programs.

We strongly believe that our ability to retain and motivate our senior management is essential for us to execute our business plan. We place great importance on the consistency of our senior management in achieving results that we believe will enhance long-term stockholder value.

Stockholders are urged to read the Executive Compensation section of this proxy statement, including the compensation tables and the accompanying narrative disclosure, which discusses our compensation philosophy, policies and procedures, as well as outlines the compensation of our named executive officers in fiscal 2021. The Compensation Committee and the Board of Directors believe that the policies and procedures articulated in the Executive Compensation section are effective in implementing our compensation philosophy and in achieving its goals and that the compensation of our named executive officers in fiscal 2021 reflects and supports these compensation policies and procedures.

Accordingly, we ask our stockholders to approve the following resolution:

“RESOLVED, that the stockholders of the Company approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed pursuant to the compensation disclosure rules of the SEC, including the compensation tables and related material disclosed in the proxy statement for the 2022 Annual Meeting of Stockholders.”

The Board of Directors unanimously recommends a vote FOR adoption of the resolution approving, on an advisory basis, the compensation of certain executive officers.

PROPOSAL 4—ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

This proposal gives stockholders the opportunity to indicate how frequently we should seek an advisory vote on our executive compensation (commonly referred to as “Say-on-Frequency”), such as Proposal 3 above. By voting on this Proposal 4, stockholders can indicate whether they would prefer an advisory vote on executive compensation every year, every two years or every three years, or abstain on this matter.

After careful consideration, the Board has determined that continuing to hold an advisory vote on executive compensation every year remains the most appropriate policy for us at this time. An annual, non-binding advisory vote on executive compensation will allow our stockholders to provide input on our executive compensation philosophy, policies and practices, as disclosed in the proxy statement every year. Our Board of Directors believes that an annual vote enables our Compensation Committee to evaluate any changes in stockholders’ sentiment as it conducts its regular compensation review.

Although the advisory vote is non-binding, our Board will review the results of the vote and, consistent with our record of stockholder engagement, will consider stockholder preference as expressed through the vote.

The Board of Directors unanimously recommends a vote FOR the option “One Year” as the frequency for future advisory votes on the compensation of certain executive officers.

PROPOSAL 5—AMEND OUR CERTIFICATE OF INCORPORATION TO REMOVE THE LIMITATION ON STOCKHOLDERS CALLING SPECIAL MEETINGS OF STOCKHOLDERS

Article VII of our Certificate of Incorporation does not permit our stockholders to call a special meeting of stockholders, limiting that right to the Board of Directors. As part of its continuing review of the elements of our corporate governance standards and practices, the Governance and Nominating Committee and Audit Committee recommended to the Board of Directors the removal of the limitation and a corresponding amendment to our Amended and Restated Bylaws to permit stockholders to call a special meeting of stockholders, as described below.

Based in part on that recommendation, the Board of Directors determined that it is in the best interests of the Company and our stockholders to remove this restriction and provide that special meetings may be called by stockholders in any manner provided in the Amended and Restated Bylaws. Contingent on the approval and adoption of this proposal, the Board of Directors will amend our Amended and Restated Bylaws to allow stockholders owning an aggregate of 15 percent or more of the voting power of our outstanding capital stock to call a special meeting of stockholders if they comply with certain ownership and procedural requirements as set forth in the Amended and Restated Bylaws that are set forth in Appendix B to this Proxy Statement, which our Board intends to adopt in the event that each of Proposals 5, 6 and 7 are approved by stockholders. Approval of this Proposal 5 is contingent on the approval of each of proposals 6 and 7.

EFFECT OF THE AMENDMENT

Removing the restriction on stockholder-called special meetings from Article VII of our Certificate of Incorporation, together with the proposed revision to our Amended and Restated Bylaws implementing a mechanism for such action, represents a meaningful increase in the voting rights of our stockholders and is consistent with investor feedback as well as our and the Board of Directors’ continuing commitment to corporate governance excellence. The Board of Directors supports a special meeting right for stockholders, so long as the request is made by stockholders owning a significant percentage of the Company’s shares. The Board, however, recognizes that convening a special meeting involves significant management time and attention that could disrupt focus on other corporate priorities and impose new legal, administration, and distribution costs on the Company. As such, the Board believes that special meetings should only be convened in special or extraordinary circumstances, compelled by fiduciary, strategic, material or similar considerations that should be addressed immediately, not delayed until the next annual meeting, and are of interest to a broad base of stockholders.

The Board also believes that establishing a 15 percent ownership threshold to request that the Company call a special meeting strikes a reasonable and acceptable balance between enhancing stockholder rights and protecting against the risk that a small minority of stockholders, including stockholders with special interests that are not shared generally by all the Company’s stockholders, could request that the Company call one or more special meetings that could result in unnecessary financial expense and disruption to our business operations. Likewise, the Board believes that only stockholders with a true economic interest in the Company should be entitled to employ the special meeting mechanism and, after reviewing a number of factors, determined that a threshold of 15 percent is appropriate.

The Board recognizes that the power to call a special meeting of stockholders has historically been used by acquirors in the hostile merger and acquisition context. Potential acquirors seeking to take over the Company for an inadequate price could threaten to call a special meeting of stockholders to replace members of the Board, thereby increasing their negotiating leverage or creating a way to avoid negotiating with the Board at all, frustrating the Board’s exercise of its legal duty to protect the interests of all stockholders. Establishing a 15 percent ownership threshold to exercise the special meeting mechanism mitigates the risk that corporate resources are wasted or the Company’s business operations unduly disrupted because of narrow self-interests of a minority of stockholders.

In light of these considerations, and in view of the Company’s current size and stockholder composition, establishing a 15 percent threshold for the right of stockholders to request that the Company call a special meeting provides stockholders with a meaningful right, while helping protect the long-term interests of the Company and the broad base of its stockholders. In addition, a 15 percent meeting ownership threshold is in line with current market practice.

The proposed right of stockholders to request that the Company call special meetings is also subject to the notice, information, and other requirements and limitations set forth in the Amended and Restated Bylaws. If a requesting stockholder does not comply with the requirements and conditions proposed in the Amended and Restated Bylaws, a special meeting request by that stockholder will be deemed invalid. Likewise, requests to call a special meeting to vote on matters recently voted on by stockholders will not be permitted. The Board believes these requirements and limitations are important to, among other things, avoid inappropriate, duplicative, and/or unnecessary special meetings.

This Proposal 5 is conditioned on stockholder approval of each of Proposal 6 and Proposal 7. If all three proposals are approved by stockholders, then the Company intends to amend and restate our Certificate of Incorporation to reflect the amendments contemplated by all three proposals as set forth in Appendix A and to adopt the Amended and Restated Bylaws in the form attached as Appendix B. If one or two of the three proposals are approved by the stockholders at the Annual Meeting, but the other proposal(s) are not, then we will not file any amendments to our Certificate of Incorporation and our Board of Directors will not approve the Amended and Restated Bylaws.

LANGUAGE OF PROPOSED AMENDMENT

The proposed changes to Article VII of our Certificate of Incorporation, with deletions indicated by strike-outs and additions indicated by bold and underlining, are set forth in Appendix A to this Proxy Statement. This summary is qualified in its entirety by reference to Appendix A.

The Amended and Restated Bylaws that the Board of Directors intends to adopt in the event that Proposals 5, 6 and 7 are adopted are set forth in Appendix B to this Proxy Statement.

VOTE REQUIRED AND RECOMMENDATION

Approval of this Proposal 5 requires the affirmative vote of 66-2/3 percent of the outstanding voting stock of the Company entitled to vote. Abstentions and broker non-votes (if any) will have the effect of a vote against this Proposal 5.

The Board of Directors unanimously recommends a vote “FOR” the approval of the amendment to our Certificate of Incorporation to remove the limitation on stockholders calling special meetings of stockholders as disclosed in this Proxy Statement. The Board of Directors retains the discretion to abandon, and not implement, the aforementioned amendment at any time before it becomes effective.

PROPOSAL 6—AMEND OUR CERTIFICATE OF INCORPORATION TO UPDATE EXCULPATION PROVISION AND UPDATE AND CONSOLIDATE INDEMNIFICATION PROVISIONS

As part of its continuing review of the elements of our corporate governance standards and practices, the Governance and Nominating Committee concluded that the current exculpation and indemnification provisions in Article VIII of our Certificate of Incorporation should be updated to, among other things, reflect developing law. Legislation has been proposed that, if enacted, would enable a corporation to include in its certificate of incorporation a provision exculpating certain officers from liability for breach of the duty of care in certain actions. Such a provision would not exculpate such officers from liability for breach of the duty of loyalty, acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, or any transaction in which the officer derived an improper personal benefit. Nor would such a provision exculpate such officers from liability for claims brought by or in the right of the corporation, such as derivative claims. Taking into account the narrow class and type of claims that such officers would be exculpated from liability for, and the benefits the Governance and Nominating Committee believed would accrue to the corporation from providing such exculpation, the Governance and Nominating Committee recommended to the Board of Directors an amendment to the Certificate of Incorporation to provide such exculpation to the fullest extent permitted by law. Assuming the amendment to the Certificate of Incorporation is adopted, it will not provide such exculpation to such officers unless and until the proposed legislation becomes law. Such legislation has not been enacted at the time of mailing this proxy statement but may be enacted as of the time of the Annual Meeting.In addition, currently, both our Certificate of Incorporation and our Amended and Restated Bylaws contain indemnification provisions and our Governance and Nominating Committee recommended to our Board of Directors consolidating the indemnification provisions in our Certificate of Incorporation and to remove them from our Amended and Restated Bylaws in order to avoid potential inconsistencies in our governing documents. Based in part on those recommendations, the Board of Directors determined that it is in the best interests of the Company and our stockholders to amend Article VIII of our Certificate of Incorporation. In addition, the Amended and Restated Bylaws that we will adopt in the event that stockholders approve each of Proposals 5, 6 and 7 would not contain any indemnification provisions. Approval of this Proposal 6 is contingent on the approval of each of Proposals 5 and 7.

EFFECT OF THE AMENDMENT

The amendment would provide exculpation to officers of the Company “to the fullest extent permitted by law.” Thus, the amendment would not be effective unless and until the proposed legislative amendment that would allow a corporation to provide such exculpation becomes law. Such legislation has not been enacted at the time of mailing this proxy statement but may be enacted as of the time of the Annual Meeting. Under that amendment, only certain officers may be entitled to exculpation; namely: (i) a corporation’s president, chief executive officer, chief operating officer, chief financial officer, chief legal officer, controller, treasurer or chief accounting officer; (ii) an individual identified in public filings as one of the most highly compensated officers of the Company; and (iii) an individual who, by written agreement with the Company, has consented to be identified as an officer for purposes of Delaware’s long-arm jurisdiction statute. Once effective, this provision would exculpate such officers from liability for breach of the duty of care in any direct claim. This provision would not exculpate such officers from liability for breaches of the duty of loyalty, acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, or any transaction in which the officer derived an improper personal benefit. Nor would this provision exculpate such officers from liability for claims brought by or in the right of the Company, such as derivative claims.

The amendment would also provide indemnification and advancement of expenses incurred in defending any proceeding to the maximum extent permitted by law to any person who was or is made a party or threatened to be made a party to any proceeding by reason of the fact that he or she is or was a director or officer of the Company or, while serving as a director or officer of the Corporation, is or was serving at the request of the Company as a director, officer, employee or agent of another entity. For purposes of these indemnification and advancement of expenses rights, “officer” will be limited to those persons identified as officers in the immediately preceding paragraph, Managing Directors of the Company, and any other person that the Board of Directors determines should be an “officer” expressly for purposes of Article VIII of the Certificate of Incorporation. The right to receive advancement of expenses would, if required by applicable law, be subject to delivery of an undertaking to repay such expenses in certain circumstances. The amendment provides certain procedures and presumptions with respect to proceedings between the Company and any potential indemnitee with respect to these rights, including the right of a potential indemnitee to bring suit against the Company if a request for indemnification is not paid in full within 60 days or a request for advancement of expenses is not paid in full within 20 days. The Company’s obligation, if any, to indemnify or pay expenses to any person under Article VIII will be reduced to the extent such person has otherwise received payment under any insurance policy, indemnity clause, bylaw, agreement, vote or otherwise.

In addition, Article VIII will continue to provide that, to the fullest extent permitted by law, the Company is authorized to provide indemnification of, and advancement of expenses to, directors, officers, employees and agents (and any other persons to which Delaware law permits the Company to provide indemnification) through bylaw provisions, agreements with such persons, votes of stockholders or disinterested directors or otherwise. As noted above, assuming this Proposal 5 is adopted, the Amended and Restated Bylaws will be amended to remove any provisions regarding indemnification and advancement of expenses. However, certain indemnification agreements entered into between the Company and certain of its directors and officers will remain in effect. We intend to update our form of indemnification agreements in connection with the changes contemplated by this Proposal 6.

This Proposal 6 is conditioned on stockholder approval of each of Proposal 5 and Proposal 7. If all three proposals are approved by stockholders, then the Company intends to amend and restate our Certificate of Incorporation to reflect the amendments contemplated by all three proposals as set forth in Appendix A and to adopt the Amended and Restated Bylaws in the form attached as Appendix B. If one or two of the three proposals are approved by the stockholders at the Annual Meeting, but the other proposal(s) are not, then we will not file any amendments to our Certificate of Incorporation and our Board of Directors will not approve the Amended and Restated Bylaws.

LANGUAGE OF PROPOSED AMENDMENT

The proposed changes to Article VIII of our Certificate of Incorporation, with deletions indicated by strike-outs and additions indicated by bold and underlining, are set forth in Appendix A to this Proxy Statement. This summary is qualified in its entirety by reference to Appendix A.

The Amended and Restated Bylaws that the Board of Directors intends to adopt in the event that Proposals 5, 6 and 7 are adopted are set forth in Appendix B to this Proxy Statement.

VOTE REQUIRED AND RECOMMENDATION

Approval of this Proposal 6 requires the affirmative vote of 66-2/3 percent of the outstanding voting stock of the Company entitled to vote. Abstentions and broker non-votes (if any) will have the effect of a vote against this Proposal 6.

The Board of Directors unanimously recommends a vote FOR the approval of the amendment to our Certificate of Incorporation to amend Article VIII. The Board of Directors retains the discretion to abandon, and not implement, the aforementioned amendments at any time before they become effective.

PROPOSAL 7—AMEND THE CERTIFICATE OF INCORPORATION TO CLARIFY, ELIMINATE OR UPDATE OUTDATED PROVISIONS

As part of its continuing review of the elements of our corporate governance standards and practices, the Governance and Nominating Committee concluded that the provisions in Article IV of our Certificate of Incorporation should be updated to reflect certain technical and administrative changes and recommended to the Board of Directors the revision of such provisions to implement the changes. Based in part on that recommendation, the Board of Directors determined that it is in the best interests of the Company and our stockholders to amend Article IV to make technical, administrative and updating changes.

In addition, the Governance and Nominating Committee of the Board of Directors conducted a review of the Company’s Certificate of Incorporation and Amended and Restated Bylaws to determine whether any provisions of either document should be amended for technical, administrative and updating changes. After careful consideration and review of our Certificate of Incorporation and Bylaws, the Board of Directors, based on the recommendation of the Governance and Nominating Committee, has determined that it is advisable and in the best interests of the Company and its stockholders to amend our Certificate of Incorporation to incorporate certain technical, administrative and updating changes (other than the changes described in Proposals 5 and 6 above) as set forth in this Proposal 7. The proposed amendments are summarized under “Effects of the Amendments” below. Approval of this Proposal 7 is contingent on the approval of each of Proposals 5 and 6.

EFFECT OF THE AMENDMENTS

The Board of Directors, based on the recommendation of the Governance and Nominating Committee, adopted resolutions approving and declaring advisable, and recommending that the Company’s stockholders approve, certain proposed changes to our Certificate of Incorporation that are generally intended to make largely technical, administrative and updating changes.

As more fully reflected on Appendix A below is a summary of the proposed changes to our Certificate of Incorporation in this Proposal 7:

•	updating the address of the registered office of the Company (Article II);

•	providing that the authorized shares of each class of stock may be increased or decreased without a separate vote of such class (Article IV);

•	providing that holders of Common Stock will not be entitled to vote on any amendment to the Certificate of Incorporation that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled to vote thereon pursuant to the Certificate of Incorporation (including any certificate of designation relating to Preferred Stock) (Article IV);

•	deleting outdated language referring to the effectiveness of a past reverse stock split which has occurred and insert the word “powers” (Article IV);

•	providing that the default voting standard in certain cases refers to holders “entitled to vote thereon” rather than “entitled to vote at election of directors” (Article V and Article IX);

•	clarifying certain rights of holders of preferred stock of the Company (Article IV, Article VI, and Article VII); and

•	removing outdated language with respect to the classification of the Board of Directors which has expired (Article VI).

This Proposal 7 is conditioned on stockholder approval of each of Proposal 5 and Proposal 6. If all three proposals are approved by stockholders, then the Company intends to amend and restate our Certificate of Incorporation to reflect the amendments contemplated by all three proposals as set forth in Appendix A and to adopt the Amended and Restated Bylaws in the form attached as Appendix B. If one or two of the three proposals are approved by the stockholders at the Annual Meeting, but the other proposal(s) are not, then we will not file any amendments to our Certificate of Incorporation and our Board of Directors will not approve the Amended and Restated Bylaws.

LANGUAGE OF PROPOSED AMENDMENTS

The proposed changes to our Certificate of Incorporation, with deletions indicated by strike-outs and additions indicated by bold and underlining, are set forth in Appendix A to this Proxy Statement. This summary is qualified in its entirety by reference to Appendix A.

VOTE REQUIRED AND RECOMMENDATION

Approval of this Proposal 7 requires the affirmative vote of 66-2/3 percent of the outstanding voting stock of the Company entitled to vote. Abstentions and broker non-votes (if any) will have the effect of a vote against this Proposal 7.

The Board of Directors unanimously recommends a vote FOR the approval of the amendments to our Certificate of Incorporation described above. The Board of Directors retains the discretion to abandon, and not implement, the aforementioned amendments at any time before they become effective.

Proposed Changes to the Bylaws

As noted above, the Board of Directors intends to adopt amendments to the Amended and Restated Bylaws promptly following the approval of each of Proposals 5, 6, and 7 above and the filing of the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware. However, the Company is not seeking stockholder approval of the potential amendments to the Bylaws. In addition, the Board of Directors reserves all rights to amend the Bylaws in the future.

The amendments to the Bylaws under consideration are generally intended to clarify certain administrative matters and modify provisions in a manner consistent with market practice, or to more closely conform to current Delaware law.

STOCKHOLDER PROPOSALS

Under the rules of the SEC, if a stockholder wants us to include a proposal in our proxy statement and form of proxy for presentation at our 2023 annual meeting of stockholders (pursuant to Rule 14a-8 of the Exchange Act), the proposal must be received by us at our principal executive offices by the close of business on March 20, 2023; provided, however, that if the date of the 2023 annual meeting is more than thirty (30) days from the date of the 2022 annual meeting, the proposal must be receive by us by the deadline publicly disclosed by the Company subsequent to this Proxy Statement. As the rules of the SEC make clear, simply submitting a proposal does not guarantee that it will be included.

Under the Company’s Amended and Restated Bylaws, any stockholder director nomination or proposal of other business intended to be presented for consideration at the 2023 annual meeting, but not intended to be considered for inclusion in our proxy statement and form of proxy relating to such meeting (i.e. not pursuant to Rule 14a-8 of the Exchange Act), must be received by us at our principal executive offices by April 12, 2023; provided, however, that if the date of the 2023 annual meeting has changed by more than thirty (30) days, notice by the stockholder to be timely must be received not later than the close of business on the later of one hundred twenty (120) days in advance of such meeting or ten (10) days following the date on which public announcement of the date of such meeting is first made.

In addition to the notice and information requirements contained in the provisions of Company’s bylaws then in effect, to comply with the universal proxy rules, stockholders who, in connection with the 2023 annual meeting, intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 no later than June 11, 2023; provided, however, that if the date of the 2023 annual meeting has changed by more than thirty (30) days from the date of the 2022 annual meeting, then notice must be provided by the later of 60 days prior to the date of the 2023 annual meeting or the 10th day following the day on which public announcement of the date of the 2023 annual meeting is first made by the Company.

Under the Amended and Restated Bylaws attached hereto as Appendix B, if adopted by the Board of Directors as described in this Proxy Statement, to be timely, any stockholder director nomination or proposal of other business intended to be presented for consideration at the 2023 annual meeting, but not intended to be considered for inclusion in our proxy statement and form of proxy relating to such meeting (i.e., not pursuant to Rule 14a-8 of the Exchange Act), must be received by us at our principal executive offices not later than the close of business on May 12, 2023 nor earlier than the close of business on April 12, 2023; provided, however, that in the event that the date of the 2023 annual meeting is more than 30 days before or more than 30 days after the date of the 2022 annual meeting, notice by the stockholder to be timely must be so received not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made.

The above-mentioned proposals must also be in compliance with our Amended and Restated Bylaws and the proxy solicitation rules of the SEC, including but not limited to the information requirements set forth in our Amended and Restated Bylaws as then in effect. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with the foregoing and other applicable requirements.

HOUSEHOLDING

The SEC allows us to deliver a single set of proxy materials to an address shared by two or more of our stockholders. This delivery method, referred to as “householding,” can result in significant cost savings for the Company. As a result, stockholders who share the same address and hold some or all of their shares of common stock through a broker, bank or other nominee may receive only one copy of the proxy materials, unless the broker, bank or other nominee has received contrary instructions from one or more of the stockholders at that address. Certain brokers, banks and other nominees have procedures in place to discontinue duplicate mailings to stockholders sharing an address. Beneficial owners that desire to eliminate duplicate mailings should contact their broker, bank or other nominee for more information, and stockholders of record should submit their request by contacting Broadridge, Householding Department, 51 Mercedes Way, Englewood, NY 11717 or call them at 800-542-1061.

The Company will deliver promptly, upon written or oral request, a separate copy of the proxy statement and annual report to a stockholder at a shared address to which a single copy of the documents was delivered. A stockholder preferring to receive his or her own set of proxy materials now or in the future, should contact Broadridge, Householding Department, 51 Mercedes Way, Englewood, NY 11717 or call them at 800-542-1061.

OTHER BUSINESS

As of the date of this proxy statement, SWK received no proposal, nomination for director or other business submitted in accordance with its bylaws for consideration at the Annual Meeting, other than that set forth in the Notice of Annual Meeting of Stockholders and as more specifically described in this proxy statement, and, therefore, it is not expected that any other business will be brought before the Annual Meeting. However, if any other business should properly come before the Annual Meeting, it is the intention of the persons named on the enclosed proxy card to vote the signed proxies received by them in accordance with their best judgment on such business and any matters dealing with the conduct of the Annual Meeting.

By order of the Board of Directors,

Winston L. Black III

Chief Executive Officer

Whether or not you plan to attend the 2022 Annual Meeting of Stockholders, please complete, date, sign and promptly return the accompanying proxy card in the enclosed postage-paid envelope or submit your proxy by Internet or telephone pursuant to the instructions on the accompanying proxy card so that your shares will be represented at the meeting.

Appendix A

~~SECOND~~THIRD AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

SWK HOLDINGS CORPORATION

(Originally incorporated June 17, 1999 under the name Kana Communications, Inc.)

ARTICLE I

The name of this corporation is SWK Holdings Corporation (the “Corporation”).

ARTICLE II

The address of the ~~Corporation's~~Corporation’s registered office in the State of Delaware is ~~1013 Centre Road, City of Wilmington~~251 Little Falls Drive, County of New Castle, ~~Delaware 19801~~City of Wilmington, DE 19808. The name of the ~~Corporation's~~Corporation’s registered agent at such address is the Corporation Service Company.

ARTICLE III

The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the ~~"~~“GCL~~"~~”).

ARTICLE IV

The Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares that the Corporation is authorized to issue is Two Hundred Fifty-Five Million (255,000,000). Two Hundred Fifty Million (250,000,000) shares shall be Common Stock, par value $0.001 per share, and Five Million (5,000,000) shares shall be Preferred Stock, par value $0.001 per share. The number of authorized shares of Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the then-outstanding shares of capital stock of the Corporation entitled to vote thereon, without a vote of the holders of any class or series of stock, unless a vote of any such holders is required pursuant to the terms of any series of Preferred Stock.

Each outstanding share of Common Stock shall entitle the holder thereof to one vote on each matter properly submitted to the stockholders of the Corporation for their vote; provided, however, that, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any certificate of designation relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Incorporation (including any certificate of designation relating to any series of Preferred Stock).

The Preferred Stock may be issued from time to time in one or more series, without, except as otherwise may be provided this Certificate of Incorporation (including any certificate of designation relating to any series of Preferred Stock), further stockholder approval. The Board of Directors of the Corporation is hereby authorized to fix or alter the rights, preferences, powers, privileges and restrictions granted to or imposed upon each series of Preferred Stock, and the number of shares constituting any such series and the designation thereof, or of any of them. The rights, privileges, preferences, powers and restrictions of any such additional series may be subordinated to, pari passu with (including, without limitation, inclusion in provisions with respect to liquidation and acquisition preferences, redemption and/or approval of matters by vote), or senior to any of those of any present or future class or series of Preferred Stock or Common Stock. The Board of Directors is also authorized to increase or decrease the number of shares of any series prior or subsequent to the issue of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

~~Effective at 5:00 p.m. Eastern Time on September 15, 2015 (the “Reverse Stock Split Effective Time”), each 100 shares of common stock, par value $0.001 per share, of the Corporation (“Common Stock”) issued and outstanding immediately prior to the Reverse Stock Split Effective Time either issued and outstanding or held by the Corporation as treasury stock shall be combined into one (1) validly issued, fully paid and non-assessable share of Common Stock without any further action by the Corporation or the holder thereof (the “Reverse Stock Split”). Holders with less than 1 share of Common Stock following the Reverse Stock Split will have their shares cancelled and will have the right to receive cash in lieu of such shares (the “Cashed-Out Holders”).~~

ARTICLE V

In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, repeal, alter, amend and rescind any or all of the Bylaws of the Corporation. In addition, the Bylaws may be amended by the affirmative vote of holders of at least sixty-six and two-thirds percent (66 2/3%) of the outstanding shares of voting stock of the Corporation entitled to vote ~~at an election of directors~~thereon.

ARTICLE VI

~~The~~Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the number of directors of the Corporation shall be determined by resolution of the Board of Directors.

Elections of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide. Advance notice of stockholder nominations for the election of directors and of any other business to be brought before any meeting of the stockholders shall be given in the manner provided in the Bylaws of this Corporation.

~~At each annual meeting of stockholders, directors of the Corporation shall be elected to hold office until the expiration of the term for which they are elected, or until their successors have been duly elected and qualified; except that if any such election shall not be so held, such election shall take place at a stockholders’ meeting called and held in accordance with the GCL.~~

~~The directors of the Corporation shall be divided into three (3) classes as nearly equal in size as is practicable, hereby designated Class I, Class II and Class III. At each annual meeting of stockholders, directors shall be elected for a term of three (3) years. Notwithstanding the foregoing, (i) at the 2016 annual meeting of stockholders, the directors whose terms expire at that meeting shall be elected to hold office for a one- year term expiring at the 2017 annual meeting of stockholders; (ii) at the 2017 annual meeting of stockholders, the directors whose terms expire at that meeting shall be elected to hold office for a one-year term expiring at the 2018 annual meeting of stockholders; and (iii) at the 2018 annual meeting of stockholders and each annual meeting of stockholders thereafter, all directors shall be elected for a one-year term expiring at the next annual meeting of stockholders. Pursuant to such procedures, effective as of the 2018 annual meeting of stockholders, the Board of Directors will no longer be classified under Section 141(d) of the Delaware General Corporation Law and directors shall no longer be divided into classes.~~

~~If prior to the 2018 annual meeting of stockholders, if the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible and any additional director of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class. In no case will a decrease in the number of directors shorten the term of any incumbent director. A director shall hold office until~~The directors, other than those who may be elected by the holders of any series of Preferred Stock under specified circumstances, shall serve for a term expiring at the annual meeting of stockholders ~~for the year in which his or her term expires and~~following their election or appointment, with each such director to hold office until his or her successor shall have been duly elected and qualified or until his or her earlier death, resignation, retirement, disqualification or removal from office. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

~~Until the 2018 annual meeting of stockholders, any director of a class elected to fill a vacancy resulting from an increase in the number of directors in such class shall hold office for a term that shall coincide with the remaining term of that class. From and after the 2018 annual meeting of stockholders, any director elected to fill a vacancy resulting from an increase in the number of directors shall hold office for a term expiring at the next annual meeting of stockholders. Any director elected to fill a vacancy not resulting from an increase in the number of directors shall have the same remaining term as that of his or her predecessor. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.~~

~~Any director, (i) until the 2018 annual meeting of stockholders, and in accordance with Section 141(k) of the GCL, may be removed from office at any time, but only for cause, and (ii) from and after the 2018 annual meeting of stockholders,~~Subject to the rights of the holders of any series of Preferred Stock, any director may be removed from office at any time, with or without cause, in each case by the affirmative vote of 66 2/3% of the outstanding shares of voting stock of the Corporation entitled to vote at an election of directors.

ARTICLE VII

~~Stockholders~~Subject to the rights of the holders of any series of Preferred Stock, stockholders of the Corporation shall take action by ~~meetings held pursuant to this Amended and Restated Certificate of Incorporation and the Bylaws~~meeting and shall have no right to take any action by written consent without a meeting. Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. Special meetings of the stockholders, for any purpose or purposes, may only be called by ~~the Board of Directors of the Corporation~~such persons as may be authorized by the Bylaws. The books of the Corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation.

ARTICLE VIII

1.             To the fullest extent permitted by applicable law, this Corporation is authorized to provide indemnification of (and advancement of expenses to) directors, officers, employees and agents (and any other persons to which Delaware law permits this Corporation to provide indemnification) through Bylaw provisions, agreements with such agents or other persons, vote of stockholders or disinterested directors or otherwise, in excess of the indemnification and advancement otherwise permitted by Section 145 of the GCL, subject only to limits created by applicable Delaware law (statutory or non-statutory), with respect to action for breach of duty to the Corporation, its stockholders, and others.

~~No director of the Corporation shall be personally liable to the Corporation or any stockholder for monetary damages for breach of fiduciary duty as a director, except for any matter in respect of which such director shall be liable under Section 174 of the GCL or any amendment thereto or shall be liable by reason that, in addition to any and all other requirements for such liability, such director (1) shall have breached the director's duty or loyalty to the Corporation or its stockholders, (2) shall have acted in manner involving intentional misconduct or a knowing violation of law or, in failing to act, shall have acted in a manner involving intentional misconduct or a knowing violation of law, or (3) shall have derived an improper personal benefit. If the GCL is hereafter amended to authorize the further elimination or limitation of the liability of a director, the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the GCL, as so amended.~~

2.             To the fullest extent permitted by law, no director or officer of the Corporation shall be personally liable to the Corporation or any stockholder for monetary damages for breach of fiduciary duty as a director or officer, provided that this Section 2 of this Article VIII shall not eliminate or limit the liability of: (i) a director or officer for any breach of the director’s or officer’s duty of loyalty to the Corporation or its stockholders; (ii) a director or officer for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) a director under Section 174 of the GCL; (iv) a director or officer for any transaction from which the director or officer derived an improper personal benefit; or (v) an officer in any action by or in the right of the Corporation.

3.             Each person who was or is made a party or was or is threatened to be made a party to or is in any way involved in any threatened, pending or completed action, suit or proceeding (including arbitration, alternative dispute mechanism, inquiries, judicial, administrative or legislative hearings, or investigations), whether of a civil, criminal, administrative ~~or~~, legislative, investigative or other nature (hereinafter a ~~"~~“proceeding~~"~~”), including any appeal therefrom, by reason of the fact that he or she~~, or a person of whom he or she is the legal representative,~~  is or was a director or officer of the Corporation or ~~a direct or indirect subsidiary~~, while serving as a director or officer of the Corporation, ~~or~~ is or was serving at the request of the Corporation as a director ~~or~~, officer, employee or agent of another ~~entity or enterprise, or was a director or officer of a foreign or domestic corporation which was predecessor corporation of the Corporation or of another entity or enterprise at the request of such predecessor corporation~~corporation, partnership, joint venture, trust or other enterprise (such person, an “indemnitee”), shall be indemnified and held harmless by the Corporation~~, and the Corporation shall advance all expenses~~ against expenses (including attorneys’ fees), judgments, fines, liabilities, losses, and amounts paid in settlement actually and reasonably incurred by ~~any~~ such person in ~~defense of any such proceeding prior to its final determination,~~connection with such proceedings to the fullest extent authorized by the GCL. ~~In any proceeding against the Corporation to enforce these rights, such person shall be presumed to be entitled to indemnification and the Corporation shall have the burden of proving that such person has not met the standards of conduct for permissible indemnification set forth in the GCL. The rights to indemnification and advancement of expenses conferred by this Article VIII shall be presumed to have been relied upon by the directors and officers of the Corporation in serving or continuing to serve the Corporation and shall be enforceable as contract rights. Said rights shall not be exclusive of any other rights to which those seeking indemnification may otherwise be entitled. The Corporation may, upon written demand presented by a director or officer of the Corporation or of a direct or indirect subsidiary of the Corporation, or by a person serving at the request of the Corporation as a director or officer of another entity or enterprise, enter into contracts to provide such persons with specified rights to indemnification, which contracts may confer rights and protections to the maximum extent permitted by the GCL, as amended and in effect from time to time.~~

~~If a claim under this Article VIII is not paid in full by the Corporation within sixty (60) days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expenses of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce the right to be advanced expenses incurred in defending any proceeding prior to its final disposition where the required undertaking, if any, has been tendered to the Corporation ) that the claimant has not met the standards of conduct which make it permissible under the GCL for the Corporation to indemnify the claimant for the amount claimed, but the claimant shall be presumed to be entitled to indemnification and the Corporation shall have the burden of proving that the claimant has not met the standards of conduct for permissible indemnification set forth in the GCL.~~

4.             In addition to the right to indemnification conferred in Section 3 of this Article VIII, an indemnitee shall, to the fullest extent not prohibited by law, also have the right to be paid by the Corporation the expenses (including attorneys’ fees) incurred in defending any proceeding in advance of its final disposition (hereinafter an “advancement of expenses”); provided, however, if required by applicable law, an advancement of expenses shall be made only upon delivery to the Corporation of an undertaking (hereinafter an “undertaking”), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision of a court of competent jurisdiction from which there is no further right to appeal that such indemnitee is not entitled to be indemnified for such expenses under Section 3 of this Article VIII or otherwise.

5.             If a request for indemnification under Section 3 of this Article VIII is not paid in full by the Corporation within 60 days, or if a request for an advancement of expenses under Section 4 of this Article VIII is not paid in full by the Corporation within 20 days, after a written request has been received by the Corporation, the indemnitee may at any time thereafter bring suit against the Corporation in a court of competent jurisdiction in the State of Delaware seeking an adjudication of entitlement to such indemnification or advancement of expenses. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit to the fullest extent permitted by law. In any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that the indemnitee has not met any applicable standard of conduct for indemnification set forth in the GCL. Further, in any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that the indemnitee has not met any applicable standard of conduct for indemnification set forth in the GCL. Neither the failure of the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the GCL, nor an actual determination by the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, it shall be presumed that the indemnitee is entitled to be indemnified, or to such advance of expenses, and the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under applicable law, this Article VIII or otherwise shall be on the Corporation.

6.             The rights to indemnification and advancement of expenses conferred by this Article VIII shall be presumed to have been relied upon by the directors and officers of the Corporation in serving or continuing to serve the Corporation and shall be enforceable as contract rights, and shall continue as to a person who has ceased to serve in such capacity, and shall inure to the benefit of such person’s heirs, executors and administrators. Said rights shall not be exclusive of any other rights to which those seeking indemnification may otherwise be entitled.

7.            If the GCL is hereafter amended to authorize the further elimination or limitation of the liability of a director or officer or to permit the Corporation to provide broader indemnification and advancement rights than said law permitted the Corporation to provide prior to such amendment, the liability of a director or officer of the Corporation shall be eliminated or limited, and the indemnification and advancement rights conferred by this Article VIII to indemnitees shall be broadened, to the fullest extent permitted by the GCL, as so amended. An amendment, repeal or elimination of this Article VIII shall not affect its application with respect to an act or omission by a director or officer occurring before such amendment, repeal or elimination.

8.             The Corporation’s obligation, if any, to indemnify or pay expenses to any person under this Article VIII shall be reduced to the extent such person has otherwise received payment under any insurance policy, indemnity clause, bylaw, agreement, vote or otherwise.

9.             All references in this Article VIII to an officer shall mean only (i) a person who at the time of the relevant act or omission is deemed to have consented to service by the delivery of process to the registered agent of the Corporation pursuant to Section 3114(b) of Title 10 of the Delaware Code (for purposes of this sentence only, treating residents of Delaware as if they were nonresidents to apply Section 3114(b) of Title 10 of the Delaware Code), (ii) any Managing Director of the Corporation, and (iii) any other person that the Board of Directors determines should be deemed an “officer” expressly for purposes of this Article VIII.

ARTICLE IX

The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Amended and Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation. Notwithstanding the foregoing, the provisions set forth in Articles V, VI, VII, VIII and IX of this Amended and Restated Certificate of Incorporation may not be repealed or amended in any respect without the affirmative vote of holders of at least 66-2/3% of the outstanding voting stock of the Corporation entitled to vote ~~at election of directors~~thereon.

IN WITNESS WHEREOF, this Third Amended and Restated Certificate of Incorporation, that restates and integrates and further amends the provisions of the Second Amended and Restated Certificate of Incorporation of this Corporation as amended to date, and that has been duly adopted in accordance with Sections 242 and 245 of the Delaware General Corporation Law, has been executed by its duly authorized officer this __ day of __________, 2022.

SWK HOLDINGS CORPORATION

By:
Name:
Title:

Appendix B

SWK HOLDINGS CORPORATION

AMENDED AND RESTATED BYLAWS

Article I – STOCKHOLDERS

Section 1.              Annual Meetings.

The annual meeting of stockholders of SWK Holdings Corporation (the “Corporation”), for the election of directors to succeed those whose terms expire and for the transaction of such other business as may properly come before the meeting, shall be held at such place, if any, on such date, and at such time as the Board of Directors shall fix. The Board of Directors may postpone, reschedule or cancel any annual meeting of stockholders previously scheduled by the Board of Directors.

Section 2.              Special Meetings.

(1)           Subject to the terms of any class or series of Preferred Stock, special meetings of the stockholders of the Corporation may be called by the Board of Directors or the Chairperson of the Board of Directors and shall be called by the Secretary of the Corporation following the Secretary’s receipt of signed written requests to call a meeting from the holders of at least 15% of the voting power (the “Required Percentage”) of the outstanding capital stock of the Corporation (the “Voting Stock”) in accordance with this Section 2 of Article I. Except as otherwise required by law or provided by the terms of any class or series of Preferred Stock, special meetings of stockholders of the Corporation may not be called by any other person or persons.

(2)           A stockholder may not submit a written request to call a special meeting unless such stockholder is a holder of record of Voting Stock on the record date fixed to determine the stockholders entitled to request the call of a special meeting. Any stockholder seeking to call a special meeting to transact business shall, by written notice to the Secretary, request that the Board of Directors fix a record date. Unless (and in such case, solely to the extent) otherwise provided in the Stockholders’ Agreement between the Corporation, Double Black Diamond Offshore Ltd., and Black Diamond Offshore Ltd., dated as of August 18, 2014, as amended by Amendment No. 1 thereto, dated as of June 28, 2022, as further amended from time to time (the “Stockholders Agreement”), a written request to fix a record date shall include all of the information that must be included in a written request to call a special meeting from a stockholder who is not a Solicited Stockholder, as set forth in Section 2(3) of Article I (the “Record Date Request Required Information”). The Board of Directors may, within 10 days of the Secretary’s receipt of a written request to fix a record date containing all of the applicable Record Date Request Required Information, fix a record date to determine the stockholders entitled to request the call of a special meeting, which date shall not precede, and shall not be more than 10 days after, the date upon which the resolution fixing the record date is adopted. If a record date is not so fixed by the Board of Directors, the record date shall be the date that the first written request to call a special meeting containing all of the applicable Record Date Request Required Information is received by the Secretary with respect to the proposed business to be conducted at a special meeting.

(3)          Each written request for a special meeting shall include the following: (i) the signature of the stockholder of record signing such request and the date such request was signed, (ii) a brief description of the business desired to be brought before the meeting (including any nominees for election or reelection as directors, if applicable) and the reasons for conducting such business at the meeting, and (iii) for each written request submitted by a person or entity other than a Solicited Stockholder, as to the stockholder signing such request and the beneficial owner (if any) on whose behalf such request is made (each, a “party”):

a.             the name and address of such party;

b.             unless (and in such case, solely to the extent) otherwise provided in the Stockholders Agreement, all of the information required to be disclosed pursuant to clauses a (if applicable), b. and c.(i) through (vi) of Section 7(3) of Article I (which information with respect to c.(ii) through (v) shall be supplemented by such party not later than 10 days after the record date for determining the stockholders entitled to notice of the special meeting to disclose such information as of such record date);

c.             a statement whether or not any such party will deliver a proxy statement and form of proxy to holders of, in the case of business other than nominations, at least the percentage of voting power of all of the shares of capital stock of the Corporation required under applicable law to approve such business or, in the case of a nomination or nominations, at least the percentage of voting power of all of the shares of capital stock of the Corporation reasonably believed by any such party to be sufficient to elect such nominee or nominees and/or intends otherwise to solicit proxies from stockholders in support of such business or nomination (such statement, a “Special Meeting Solicitation Statement”).

For purposes of this Section 2 of Article I, “Solicited Stockholder” means any stockholder that has provided a request in response to a solicitation made pursuant to, and in accordance with, Section 14(a) of the Securities Exchange Act of 1934, as amended (such act, and the rules and regulations promulgated thereunder, the “Exchange Act”) by way of a solicitation statement filed on Schedule 14A.

A stockholder may revoke a request to call a special meeting by written revocation delivered to the Secretary at any time prior to the special meeting; provided, however, that if any such revocation(s) are received by the Secretary after the Secretary’s receipt of written requests from the holders of the Required Percentage of Voting Stock, and as a result of such revocation(s), there no longer are unrevoked requests from the Required Percentage of Voting Stock to call a special meeting, the Board of Directors shall have the discretion to determine whether or not to proceed with the special meeting, including whether to cancel the meeting. A business proposal shall not be presented for stockholder action at any special meeting if (i) any stockholder or beneficial owner who has provided a Special Meeting Solicitation Statement with respect to such proposal does not act in accordance with the representations set forth therein or (ii) the business proposal appeared in a written request submitted by a stockholder who did not provide the information required by the preceding clause (3)b. of this Section 2 of Article I in accordance with such clause unless (and in such case, solely to the extent) otherwise provided in the Stockholders Agreement. If none of the stockholders who submitted a request to call a special meeting (or their qualified representatives, as defined in Section 7(4) of Article I) appears at the special meeting to present the business to be brought before such meeting (including any nominations for election or reelection as directors, if applicable) that were specified in the request to call a special meeting, the Corporation need not present the business for a vote at the meeting, notwithstanding that proxies in respect of such vote may have been received by the Corporation.

(4)          Unless (and in such case, solely to the extent) otherwise provided in the Stockholders Agreement, a special meeting request shall not be valid, and the Corporation shall not call a special meeting if: (i) the special meeting request relates to an item of business that is not a proper subject for stockholder action under, or that involves a violation of, applicable law; (ii) an item of business that is the same or substantially similar (as determined in good faith by the Board of Directors) was presented at a meeting of stockholders occurring within 90 days preceding the earliest date of signature on the special meeting request, provided that the removal of directors and the filling of the resulting vacancies shall be considered the same or substantially similar to the election of directors at the preceding annual meeting of stockholders; (iii) the special meeting request is delivered during the period commencing 90 days prior to the first anniversary of the preceding year’s annual meeting and ending on the date of the next annual meeting of stockholders; or (iv) the special meeting request does not comply with the requirements of this Section 2 of Article I.

(5)          The Board of Directors shall determine the place, if any, and fix the date and time, of any special meeting called at the request of one or more stockholders, and the date of such special meeting shall be no more than 90 days after the date on which the Board of Directors fixes the date of the special meeting. The record date or record dates for a special meeting shall be fixed in accordance with Section 213 of the Delaware General Corporation Law (as amended from time to time, the “DGCL”). Business transacted at a stockholder-requested special meeting shall be limited to: (i) the business stated in the valid special meeting request received from the Required Percentage of Voting Stock; and (ii) any additional business that the Board of Directors determines to include in the Corporation’s notice of meeting.

Section 3.              Notice of Meetings.

(1)          Whenever stockholders are required or permitted to take any action at a meeting, notice of the place, if any, date, and time of the meeting of stockholders, the record date for determining the stockholders entitled to vote at the meeting (if such date is different from the record date for determining the stockholders entitled to notice of the meeting) and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting, shall be given. The notice shall be given not less than 10 nor more than 60 days before the date on which the meeting is to be held, to each stockholder entitled to vote at such meeting as of the record date for determining the stockholders entitled to notice of the meeting, except as otherwise provided by law, the Certificate of Incorporation of the Corporation (as amended and/or restated from time to time, the “Certificate”) (including any certificate of designation relating to any series of Preferred Stock) or these Bylaws. In the case of a special meeting, the purpose or purposes for which the meeting is called also shall be set forth in the notice.

(2)          Except as otherwise required by law, notice may be given in writing directed to a stockholder’s mailing address as it appears on the records of the Corporation and shall be given: (i) if mailed, when notice is deposited in the U.S. mail, postage prepaid; and (ii) if delivered by courier service, the earlier of when the notice is received or left at such stockholder’s address.

(3)          So long as the Corporation is subject to the Securities and Exchange Commission’s proxy rules set forth in Regulation 14A under the Exchange Act, notice shall be given in the manner required by such rules. To the extent permitted by such rules, or if the Corporation is not subject to Regulation 14A, notice may be given by electronic transmission directed to the stockholder’s electronic mail address, and if so given, shall be given when directed to such stockholder’s electronic mail address unless the stockholder has notified the Corporation in writing or by electronic transmission of an objection to receiving notice by electronic mail or such notice is prohibited by Section 232(e) of the DGCL. If notice is given by electronic mail, such notice shall comply with the applicable provisions of Sections 232(a) and 232(d) of the DGCL.

(4)           Notice may be given by other forms of electronic transmission with the consent of a stockholder in the manner permitted by Section 232(b) of the DGCL and shall be deemed given as provided therein.

(5)          An affidavit that notice has been given, executed by the Secretary of the Corporation, Assistant Secretary or any transfer agent or other agent of the Corporation, shall be prima facie evidence of the facts stated in the notice in the absence of fraud. Notice shall be deemed to have been given to all stockholders who share an address if notice is given in accordance with the “householding” rules set forth in Rule 14a 3(e) under the Exchange Act and Section 233 of the DGCL.

Section 4.             Quorum and Adjournment.

(1)          Except as otherwise required by law, the Certificate (including any certificate of designation relating to any series of Preferred Stock) or these Bylaws, at any meeting of stockholders, the holders of a majority of the voting power of all of the shares of capital stock entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business. Where a separate vote by a class or classes or series or series is required, a majority of the voting power of the outstanding shares of such class or classes or series or series, present in person or by represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter.

(2)          To the fullest extent permitted by law, when a meeting is adjourned to another time or place (including an adjournment taken to address a technical failure to convene or continue a meeting using remote communication), notice need not be given of the adjourned meeting if the time and place, if any, thereof, and the means of remote communication, if any, by which the stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are (i) announced at the meeting at which the adjournment is taken, (ii) displayed, during the time scheduled for the meeting, on the same electronic network used to enable stockholders and proxy holders to participate in the meeting by means of remote communication or (iii) set forth in the notice of meeting given in accordance with Article 1, Section 3 of these Bylaws; provided, however, that if the adjournment is for more than 30 days then notice of the place, if any, date and time of the adjourned meeting and the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting, shall be given to each stockholder of record entitled to vote at the meeting. If after the adjournment a new record date for stockholders entitled to vote is fixed for the adjourned meeting, the Board of Directors shall fix a new record date for notice of such adjourned meeting in accordance with Section 213(a) of the DGCL, and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at such adjourned meeting as of the record date fixed for notice of such adjourned meeting. At any adjourned meeting, any business may be transacted which might have been transacted at the original meeting.

Section 5.              Conduct of Meetings.

All annual and special meetings of stockholders shall be conducted in accordance with such rules and procedures as the Board of Directors may determine subject to the requirements of applicable law and, as to matters not governed by such rules and procedures, as the chairperson of such meeting shall determine. Such rules or procedures, whether adopted by the Board of Directors or prescribed by the chairperson of such meeting, may include without limitation the following: (a) the establishment of an agenda or order of business for the meeting, (b) rules and procedures for maintaining order at the meeting and the safety of those present, (c) limitations on attendance at or participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the chairperson of the meeting shall determine, (d) restrictions on entry to the meeting after the time fixed for commencement thereof, and (e) limitations on the time, if any, allotted to questions or comments by participants. Unless and to the extent determined by the Board of Directors or the chairperson of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure. The Board of Directors or the chairperson of the meeting may adjourn or recess the meeting. Voting at meetings of stockholders need not be by written ballot.

The chairperson of any annual or special meeting of stockholders shall be either the Chairperson of the Board of Directors or, in his or her absence, another person designated by the Board of Directors. The Secretary, or in the absence of the Secretary, a person designated by the chairperson of the meeting, shall act as secretary of the meeting.

Section 6.              Proxies and Voting.

At any meeting of the stockholders, every stockholder entitled to vote may vote in person or by proxy authorized by an instrument in writing or by a transmission permitted by law filed in accordance with the procedure established for the meeting. Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission created pursuant to this paragraph may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

The Corporation may, and to the extent required by law, shall, in advance of any meeting of stockholders, appoint one or more inspectors to act at the meeting and make a written report thereof. The Corporation may designate one or more alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the person presiding at the meeting may, and to the extent required by law, shall, appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability.

Except as otherwise required by any certificate of designations relating to any series of Preferred Stock, all elections shall be determined by a plurality of the votes cast, and except as otherwise required by law, the Certificate (including any certificate of designations relating to any series of Preferred Stock) or the rules of any stock exchange upon which the Corporation’s securities are listed, all other matters shall be determined by a majority of the votes cast affirmatively or negatively.

Section 7.             Notice of Stockholder Business and Nominations.

(1)          Nominations of persons for election to the Board of Directors and the proposal of business to be transacted by the stockholders may be made at an annual meeting of stockholders (a) pursuant to the Corporation’s notice of meeting (or any supplement thereto), (b) by or at the direction of the Board of Directors, or (c) by any stockholder of record of the Corporation (the “Record Stockholder”) at the time of the giving of the notice required in the following paragraph, who is entitled to vote at the meeting and who has complied with the notice procedures set forth in this Section 7 of Article I. For the avoidance of doubt, the foregoing clause (c) shall be the exclusive means for a stockholder to bring nominations or business (other than business included in the Corporation’s proxy materials pursuant to Rule 14a-8 under the Exchange Act) at an annual meeting of stockholders.

(2)          For nominations or business to be properly brought before an annual meeting by a stockholder pursuant to clause (c) of Section 7(1) of Article I, (a) the Record Stockholder must have given timely notice thereof in writing to the Secretary of the Corporation, (b) any such business must be a proper matter for stockholder action under applicable law, and (c) the Record Stockholder and the beneficial owner, if any, on whose behalf any such proposal or nomination is made, must have acted in accordance with the representations set forth in the Solicitation Statement required by this Section 7 of Article I. To be timely, a Record Stockholder’s notice shall be received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that, subject to the last sentence of this Section 7(2) of Article I, in the event that the date of the annual meeting is more than 30 days before or more than 30 days after such anniversary date, or if no annual meeting was held in the preceding year, notice by the Record Stockholder to be timely must be so received not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. The number of nominees a Record Stockholder may nominate for election at the annual meeting (or in the case of a Record Stockholder giving the notice on behalf of a beneficial owner, the number of nominees a Record Stockholder may nominate for election at the annual meeting on behalf of the beneficial owner) shall not exceed the number of directors to be elected at such annual meeting. Notwithstanding anything in this Section 7(2) of Article I to the contrary, in the event that the number of directors to be elected to the Board of Directors at an annual meeting is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by the Corporation at least 10 days before the last day a Record Stockholder may deliver a notice of nomination in accordance with this Section 7(2) of Article I, a Record Stockholder’s notice required by this Section 7 of Article 1 shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the Corporation. In no event shall an adjournment or recess of an annual meeting, or the postponement of an annual meeting for which notice of the meeting has already been given to stockholders or a public announcement of the meeting date has already been made, commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described herein.

(3)          Unless (and in such case, solely to the extent) otherwise provided in the Stockholders Agreement, such Record Stockholder’s notice shall set forth:

a.              if such notice pertains to the nomination of directors, as to each person whom the Record Stockholder proposes to nominate for election or reelection as a director (i) all information relating to such person as would be required to be disclosed in solicitations of proxies for the election of such nominees as directors pursuant to Regulation 14A under the Exchange Act; (ii) a written representation and agreement, which shall be signed by such person and pursuant to which such person shall represent and agree that such person: (A) consents to serving as a director if elected and to being named in the Corporation’s proxy statement and form of proxy as a nominee, and currently intends to serve as a director for the full term for which such person is standing for election, (B) is not and will not become a party to any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity: (x) as to how the person, if elected as a director, will act or vote on any issue or question that has not been disclosed to the Corporation or (y) that could limit or interfere with the person’s ability to comply, if elected as a director, with such person’s fiduciary duties under applicable law, (C) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director or nominee that has not been disclosed to the Corporation and (D) if elected as a director, will comply with all of the Corporation’s corporate governance, conflict of interest, confidentiality, and stock ownership and trading policies and guidelines, and any other Corporation policies and guidelines applicable to directors (which will be promptly provided following a request therefor); and (iii) all questionnaires prepared by the Corporation (including those questionnaires required of the Corporation’s directors and any other questionnaire the Corporation determines is necessary or advisable to assess whether a nominee will satisfy any qualifications or requirements imposed by the Certificate or these Bylaws, any law, rule, regulation or listing standard that may be applicable to the Corporation, and the Corporation’s corporate governance policies and guidelines), in each case, which questionnaires and forms shall be provided by the Corporation within 10 days following a request from a Record Stockholder, fully completed by such person(s) standing for election or reelection;

b.             as to any business that the Record Stockholder proposes to bring before the meeting, a brief description of such business, the reasons for conducting such business at the meeting and any material interest (including a substantial interest, within the meaning of Item 5 of Schedule 14A under the Exchange Act) in such business of such Record Stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and

c.              as to the Record Stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, and if such Record Stockholder or beneficial owner is an entity, as to each director, executive, managing member or control person of such entity (each of the foregoing, a “party”) (i) the name and address of each such party; (ii) the class, series and number of shares of the Corporation that are owned, directly or indirectly, beneficially and of record by each such party (which information set forth in this clause shall be supplemented by such stockholder or such beneficial owner, as the case may be, not later than 10 days after the record date for determining the stockholders entitled to notice of the meeting to disclose such ownership as of such record date); (iii) a description of any agreement, arrangement, understanding or relationship (including the identities of the parties thereto) with respect to the nomination or business between or among any such party and any other person, including, without limitation any agreements that would be required to be disclosed pursuant to Item 5 or Item 6 of Exchange Act Schedule 13D (regardless of whether the requirement to file a Schedule 13D is applicable) (which information set forth in this clause shall be supplemented by such party not later than 10 days after the record date for determining the stockholders entitled to notice of the meeting to disclose such agreement, arrangement, understanding or relationship as of such record date); (iv) a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, warrants, stock appreciation or similar rights, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the Record Stockholder’s notice by, or on behalf of, such Record Stockholder or such beneficial owners, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, such Record Stockholder and such beneficial owner, with respect to shares of stock of the Corporation (which information set forth in this clause shall be supplemented by such party, not later than 10 days after the record date for determining the stockholders entitled to notice of the stockholder meeting, to disclose such agreement, arrangement or understanding as of such record date); (v) any other information relating to each such party that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in a contested election pursuant to Section 14 of the Exchange Act (which information set forth in this clause shall be supplemented by such party, not later than 10 days after the record date for determining the stockholders entitled to notice of the stockholder meeting, to disclose such further information as of such record date); (vi) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting; and (vii) a statement whether or not each such party will deliver a proxy statement and form of proxy to holders of, in the case of a proposal, at least the percentage of voting power of all of the shares of capital stock of the Corporation required under applicable law to carry the proposal or, in the case of a nomination or nominations, at least the percentage of voting power of all of the shares of capital stock of the Corporation reasonably believed by the Record Stockholder or the beneficial holder, as the case may be, to be sufficient to elect the nominee or nominees proposed to be nominated by such stockholder and/or intends otherwise to solicit proxies from stockholders in support of such proposal or nomination (such statement, a “Solicitation Statement”).

(4)          Except as otherwise required by law, only persons nominated in accordance with the procedures set forth in this Section 7 of Article I shall be eligible to serve as directors at an annual meeting of stockholders and only such business shall be conducted at an annual meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in Section 7 of Article I. The chairperson of the meeting shall have the power to determine whether a nomination or any business proposed to be brought before the meeting has been made in accordance with the procedures set forth in Section 7 of Article 1 (including whether all requirements to provide information have been satisfied and whether a Record Stockholder or beneficial owner solicited (or is part of a group which solicited) or did not so solicit, as the case may be, proxies in compliance with such Record Stockholder’s representation as required by Section 7(3)c.(vii) of Article I), and, unless otherwise required by law or otherwise determined by the chairperson of the meeting or the Board of Directors, if any proposed nomination or business is not in compliance with the procedures set forth in Section 7 of Article I, such nomination shall be disregarded and such other business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation. Notwithstanding the provisions of this Section 7 of Article I, unless otherwise required by law, or otherwise determined by the chairperson of the meeting or the Board of Directors, if the Record Stockholder (or a qualified representative of the stockholder) does not appear at the annual or special meeting of stockholders of the Corporation to present a nomination or other business (whether pursuant to the requirements of these Bylaws or in accordance with Rule 14a-8 under the Exchange Act), such nomination shall be disregarded and such other business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation. To be considered a “qualified representative” of a stockholder pursuant to the preceding sentence or Section 2(3) of Article I, a person must be a duly authorized officer, manager or partner of such stockholder or authorized by a written statement executed by such stockholder (or a reliable reproduction of such statement) delivered to the Corporation prior to the making of such nomination or proposal at such meeting (and in any event not fewer than 5 days before the meeting) stating that such person is authorized to act for such stockholder as proxy at the meeting of stockholders.

(5)           Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected (a) by or at the direction of the Board of Directors, (b) other than in the case of a stockholder-requested meeting, and provided that one or more directors are to be elected at such other meeting, by any Record Stockholder who is a stockholder of record at the time of giving of notice provided for in this Section 7(5) of Article I, who shall be entitled to vote at the meeting and who, unless (and in such case, solely to the extent) otherwise provided in the Stockholders Agreement, delivers a written notice to the Secretary setting forth the information set forth in clauses a. and c. of Section 7(3) of Article I or (c) in the case of a stockholder-requested meeting, by any Record Stockholder pursuant to Section 2 of Article I. In the event the Corporation calls a special meeting of stockholders (other than a stockholder-requested special meeting) for the purpose of electing one or more directors to the Board of Directors, any Record Stockholder entitled to vote in such election of directors may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Corporation’s notice of meeting only if such Record Stockholder’s notice required by the preceding sentence shall be received by the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the 120th day prior to such special meeting and not later than the close of business on the later of the 90th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall an adjournment, recess or postponement of a special meeting commence a new time period (or extend any time period) for the giving of a Record Stockholder’s notice as described herein. The number of nominees a Record Stockholder may nominate for election at the special meeting (or in the case of a Record Stockholder giving the notice on behalf of a beneficial owner, the number of nominees a Record Stockholder may nominate for election at the annual meeting on behalf of such beneficial owner) shall not exceed the number of directors to be elected at such special meeting. Notwithstanding any other provision of these Bylaws, in the case of a special meeting called at the request of one or more stockholders, no stockholder may nominate a person for election to the Board of Directors or propose any business to be considered at a meeting, except pursuant to a written request to call a special meeting pursuant to Section 2 of Article I that identifies the nominees for election and business to be considered at the special meeting and that meets the requirements of these Bylaws.

(6)           For purposes of this Section 7 of Article I, (i) “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service or in a document publicly filed with or furnished to, the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act, and (ii) “close of business” shall mean 5:00 p.m. Eastern Time on any calendar day.

(7)           Notwithstanding the foregoing provisions of this Section 7 of Article I, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to matters set forth in this Section 7 of Article I. Nothing in this Section 7 of Article I shall be deemed to affect any rights of (i) stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act or (ii) any rights of the holders of any series of Preferred Stock to elect directors pursuant to any applicable provisions of the Certificate of Incorporation (including any certificate of designation relating to any series of Preferred Stock).

Section 8.              Stock List.

The Corporation shall, no later than the tenth day before each meeting of stockholders, prepare a complete list of stockholders entitled to vote at any meeting of stockholders, provided, however, if the record date for determining the stockholders entitled to vote is less than 10 days before the meeting date, the list shall reflect the stockholders entitled to vote as of the 10th day before the meeting date, arranged in alphabetical order and showing the address of each such stockholder and the number of shares registered in his or her name. Such list shall be open to the examination of any stockholder for any purpose germane to the meeting for a period of 10 days ending on the day before the meeting date in the manner provided by law.

Section 9.              Delivery to the Corporation.

Whenever this Article I requires one or more persons (including a record or beneficial owner of stock) to deliver a document or information to the Corporation or any officer, employee or agent thereof (including any notice, request, questionnaire, revocation, representation, statement or other document or agreement), the Corporation shall not be required to accept delivery of such document or information unless the document or information is in writing exclusively (and not in an electronic transmission) and delivered exclusively by hand (including, without limitation, overnight courier service) or by certified or registered mail, return receipt requested.

Article II – BOARD OF DIRECTORS

Section 1.              Number, Election and Term of Directors.

Except as otherwise provided for or fixed pursuant to the Certificate of Incorporation (including any certificate of designation relating to any series of Preferred Stock), the number of directors shall be fixed from time to time exclusively by the Board of Directors. Each director shall hold office until the next election of directors and until his or her successor shall have been duly elected and qualified or until such director’s earlier death, resignation, retirement, disqualification or removal from office. Directors need not be stockholders unless so required by the Certificate of Incorporation (including any certificate of designation relating to any series of Preferred Stock) or these Bylaws, wherein other qualifications for directors may be prescribed.

Section 2.              Newly Created Directorships and Vacancies.

Subject to the rights of the holders of any series of preferred stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation, disqualification, removal from office or other cause may be filled by a majority vote of the directors then in office, though less than a quorum, and directors so chosen shall serve for a term expiring at the next annual meeting of stockholders. No decrease in the authorized number of directors shall shorten the term of any incumbent director.

Section 3.              Regular Meetings.

Regular meetings of the Board of Directors shall be held at such place or places, on such date or dates, and at such time or times as shall have been established by the Board of Directors and publicized among all directors. A notice of each regular meeting shall not be required.

Section 4.              Special Meetings.

Special meetings of the Board of Directors may be called by the Chairman of the Board, the Chief Executive Officer or by a majority of the directors then in office and shall be held at such place, on such date, and at such time as they or he or she shall fix. Notice of the place, date, and time of each such special meeting shall be given to each director by whom it is not waived by mailing written notice not less than five days before the meeting or by telephone or by electronic transmission of the same not less than 24 hours before the meeting. Unless otherwise indicated in the notice thereof, any and all business may be transacted at a special meeting.

Section 5.              Quorum.

The greater of a majority of the directors then in office or 1/3 of the authorized number of directors shall constitute a quorum for all purposes at any meeting of the Board of Directors. If a quorum shall fail to attend any meeting, a majority of those present may adjourn the meeting to another place, date, or time, without further notice or waiver thereof.

Section 6.              Remote Participation in Meetings.

Members of the Board of Directors, or of any committee thereof, may participate in a meeting of such Board of Directors or committee by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other and such participation shall constitute presence in person at such meeting.

Section 7.              Conduct of Business.

At any meeting of the Board of Directors, business shall be transacted in such order and manner as the Board of Directors may from time to time determine, and, except as otherwise expressly required by law, all matters shall be determined by the affirmative vote of a majority of the directors present at any meeting at which a quorum is present. Action may be taken by the Board of Directors without a meeting if all members thereof consent thereto in writing or by electronic transmission, and any such consent may be documented, signed and delivered in any manner permitted by Section 116 of the DGCL. After such an action is taken, the consent or consents relating thereto shall be filed with the minutes of proceedings of the Board of Directors. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

Section 8.              Compensation of Directors.

Unless otherwise restricted by the Certificate, the Board of Directors shall have the authority to fix the compensation of the directors.

Article III – COMMITTEES

Section 1.              Committees of the Board of Directors.

The Board of Directors may from time to time designate committees of the Board of Directors, with such lawfully delegable powers and authority as it thereby confers, to serve at the pleasure of the Board of Directors and shall, for those committees, elect a director or directors to serve as the member or members, designating, if it desires, other directors as alternate members who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of any member of any committee and any alternate member in his or her place, the member or members of the committee present at the meeting and not disqualified from voting, whether or not he or she or they constitute a quorum, may by unanimous vote appoint another member of the Board of Directors to act at the meeting in the place of the absent or disqualified member.

Section 2.              Conduct of Business.

Each committee may determine the procedural rules for meeting and conducting its business and shall act in accordance therewith, except as otherwise provided herein or required by law. Unless otherwise provided in the resolution of the Board of Directors creating a committee, a majority of the directors then serving on such committee shall constitute a quorum; and all matters shall be determined by the affirmative vote of a majority of the members present at a meeting at which a quorum is present. Action may be taken by any committee without a meeting if all members thereof consent thereto in writing or by electronic transmission, and any such consent may be documented, signed and delivered in any manner permitted by Section 116 of the DGCL. After such action is taken, the consent or consents relating thereto shall be filed with the minutes of proceedings of the Committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

Article IV – OFFICERS

Section 1.             Generally. The officers of the Corporation shall be chosen by the Board of Directors and shall be a Chief Executive Officer, a Chief Financial Officer, and a Secretary. The Board of Directors may also elect to appoint any number of Managing Directors, Vice Presidents, Assistant Secretaries, Assistant Treasurers and any other officers as determined by the Board of Directors. Any number of offices may be held by the same person, unless the Certificate of Incorporation or these Bylaws otherwise provide.

Section 2.              The Board of Directors at its first meeting after each annual meeting of stockholders shall elect the officers.

Section 3.              The Board of Directors may appoint such other officers as it shall deem necessary who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board.

Section 4.             The salaries of all officers of the Corporation shall be fixed by the Board of Directors or any committee established by the Board of Directors for such purpose.

Section 5.             Each officer shall hold office until the first meeting of the Board of Directors after the annual meeting of stockholders following the officer’s election and until the officer’s successor is elected and qualified or until the officer’s earlier resignation or removal. Any officer elected or appointed by the Board of Directors may be removed at any time by the affirmative vote of a majority of the Board of Directors. Any vacancy occurring in any office of the Corporation shall be filled by the Board of Directors.

Section 6.              The Chief Executive Officer, subject to the overall direction and supervision of the Board of Directors and committees thereof, shall be in general charge of the affairs of the Corporation, and shall consult and advise with the Board of Directors and committees thereof on the business and the affairs of the Corporation. The Chief Executive Officer shall have the power to make and execute contracts and other instruments, including powers of attorney, on behalf of the Corporation and to delegate such power to others.

Section 7.              The Chief Executive Officer, any Managing Director or any Vice President shall execute bonds, mortgages and other contracts requiring a seal, under the seal of the Corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the Corporation.

Section 8.              In the absence of the Chief Executive Officer or in the event of his inability or refusal to act, a Managing Director or Vice-President, if any, (or in the event there be more than one Managing Director or Vice President, the Managing Directors or Vice Presidents in the order designated by the directors, or in the absence of any designation, then in the order of their election) shall perform the duties of the Chief Executive Officer, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Chief Executive Officer. The Managing Directors and Vice Presidents shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

Section 9.             The Secretary shall attend all meetings of the Board of Directors and all meetings of the stockholders and record all the proceedings of the meetings of the Corporation and of the Board of Directors in a book to be kept for that purpose and shall perform like duties for the standing committees when required. He/she shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or Chief Executive Officer, under whose supervision he/she shall be. He/she shall have custody of the corporate seal of the Corporation and he/she, or an assistant Secretary, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by his signature or by the signature of such assistant Secretary. The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing by his signature.

Section 10.            The Assistant Secretary, or if there be more than one, the Assistant Secretaries in the order determined by the Board of Directors (or if there be no such determination, then in the order of their election) shall, in the absence of the Secretary or in the event of his/her inability or refusal to act, perform the duties and exercise the powers of the Secretary and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

Section 11.            The Chief Financial Officer shall be the chief financial officer and treasurer of the Corporation, shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. He/she shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the Chief Executive Officer and the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all his transactions as treasurer and of the financial condition of the Corporation. If required by the Board of Directors, he/she shall give the Corporation a bond (which shall be renewed every six years) in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his/her office and for the restoration to the Corporation, in case of his/her death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his/her control belonging to the Corporation.

Section 12.            The Assistant Treasurer, or if there shall be more than one, the Assistant Treasurers in the order determined by the Board of Directors (or if there be no such determination, then in the order of their election) shall, in the absence of the Chief Financial Officer or in the event of his inability or refusal to act, perform the duties and exercise the powers of the Chief Financial Officer and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

Section 13.            Action with Respect to Securities of Other Corporations.

Unless otherwise directed by the Board of Directors, the Chief Executive Officer or any officer of the Corporation authorized by the Chief Executive Officer shall have power to vote and otherwise act on behalf of the Corporation, in person or by proxy, at any meeting of stockholders or equityholders of or with respect to any action of stockholders or equityholders of any other corporation or entity in which this Corporation may hold securities and otherwise to exercise any and all rights and powers which this Corporation may possess by reason of its ownership of securities in such other corporation or entity.

Article V – STOCK

Section 1.              Certificates of Stock.

The shares of the Corporation shall be represented by certificates; provided, however, that the Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Every holder of stock represented by certificates shall be entitled to have a certificate signed by or in the name of the Corporation by any two authorized officers of the Corporation, including, without limitation, the Chief Executive Officer, the Chief Financial Officer, any Managing Director, the Secretary, or an Assistant Treasurer or Assistant Secretary certifying the number of shares owned by such holder in the Corporation. Any or all such signatures may be facsimiles. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

Section 2.              Transfers of Stock.

Transfers of stock shall be made only upon the transfer books of the Corporation kept at an office of the Corporation or by transfer agents designated to transfer shares of the stock of the Corporation. Except where a certificate is issued in accordance with Section 4 of Article V of these Bylaws, an outstanding certificate for the number of shares involved, if one has been issued, shall be surrendered for cancellation before a new certificate, if any, is issued therefor.

Section 3.              Record Date.

In order that the Corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, the Board of Directors may, except as otherwise required by law, fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than 60 nor less than 10 days before the date of such meeting. If the Board of Directors so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board of Directors determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of and to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for determination of stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance with the foregoing provisions of this Section 3 of Article V at the adjourned meeting.

In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

Section 4.              Lost, Stolen or Destroyed Certificates.

In the event of the loss, theft or destruction of any certificate of stock, another may be issued in its place pursuant to such regulations as the Board of Directors may establish concerning proof of such loss, theft or destruction and concerning the giving of a satisfactory bond or bonds of indemnity.

Section 5.              Regulations.

The issue, transfer, conversion and registration of certificates of stock shall be governed by such other regulations as the Board of Directors may establish.

Article VI – WAIVERS OF NOTICE

A written waiver of any notice, signed by a stockholder or director, or waiver by electronic transmission by such person, whether given before or after the time stated therein, shall be deemed equivalent to the notice required to be given to such person. Neither the business nor the purpose of any meeting need be specified in such a waiver. Attendance at any meeting shall constitute waiver of notice except attendance for the express purpose of objecting at the beginning of the meeting to the transaction of business because the meeting is not lawfully called or convened.

Article VII – MISCELLANEOUS

Section 1.              Document Form; Signature; Delivery.

In addition to the provisions for use of facsimile signatures elsewhere specifically authorized in these Bylaws, without limiting the manner in which any act or transaction may be documented, or the manner in which a document may be signed or delivered, and except as otherwise provided in Article 1, Section 9 of these Bylaws or otherwise prohibited by applicable law, (1) any act or transaction contemplated or governed by the DGCL or the Certificate of Incorporation may be provided for in a document (as defined in Section 116 of the DGCL), and an electronic transmission shall be deemed the equivalent of a written document, and (2) and a document may be signed or delivered in any method contemplated by Section 116 of the DGCL.

Section 2.              Reliance upon Books, Reports and Records.

Each director, each member of any committee designated by the Board of Directors, and, to the extent permitted by law, each officer of the Corporation shall, in the performance of his or her duties, be fully protected in relying in good faith upon the books of account or other records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of its officers or employees, or committees of the Board of Directors so designated, or by any other person as to matters which such director, committee member or officer reasonably believes are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation.

Section 3.              Fiscal Year.

The fiscal year of the Corporation shall be as fixed by the Board of Directors.

Section 4.              Time Periods.

In applying any provision of these Bylaws which requires that an act be done or not be done a specified number of days prior to an event or that an act be done during a period of a specified number of days prior to an event, calendar days shall be used, the day of the doing of the act shall be excluded, and the day of the event shall be included.

Article VIII – FORUM SELECTION

Section 1.             Unless the Corporation consents in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim that is based upon a violation of a duty by a current or former director, officer, employee or stockholder of the Corporation in such capacity, (iii) any action asserting a claim arising pursuant to any provision of the Delaware General Corporation Law or to which the Delaware General Corporation Law confers jurisdiction upon the Court of Chancery, (iv) any action asserting a claim governed by the internal affairs doctrine, or (v) any action asserting an “internal corporate claim” as that term is defined in Section 115 of the DGCL, shall be the Court of Chancery of the State of Delaware (or, if such court does not have, or declines to accept, jurisdiction, the United States District Court for the District of Delaware).

Section 2.             Unless the Corporation consents in writing to the selection of an alternative forum, the sole and exclusive forum for any complaint asserting a cause of action arising under the Securities Act of 1933, to the fullest extent permitted by law, shall be the federal district courts of the United States of America.

Section 3.              Any person or entity owning, purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article VIII.

Article IX – Corporate Opportunities

To the fullest extent permitted by applicable law, the Corporation, on behalf of itself and its subsidiaries, renounces any interest or expectancy of the Corporation and its subsidiaries in, or in being offered an opportunity to participate in, any business opportunities that are from time to time presented to any of the Identified Persons (as defined below), including any director or officer of the Corporation who is also an Identified Person or an agent, stockholder, member, partner, director, officer, employee, affiliate or subsidiary of an Identified Person, even if the business opportunity is one that the Corporation or its subsidiaries might reasonably be deemed to have pursued or had the ability or desire to pursue if granted the opportunity to do so, and no Identified Person shall have any duty to communicate or offer any such business opportunity to the Corporation or be liable to the Corporation or any of its subsidiaries or any stockholder, including for breach of any fiduciary or other duty, as a director or officer or controlling stockholder or otherwise, for failing to communicate or offer any such business opportunity to the corporation. The Corporation waives any claim that any such business opportunity constitutes a corporate opportunity that should be presented to the Corporation and shall indemnify, defend and hold harmless each Identified Person against any claim that such Identified Person is liable to the Corporation or its stockholders for breach of any fiduciary duty by reason of the fact that such Identified Person (i) participates in, pursues or acquires any such business opportunity, (ii) directs any such business opportunity to another Person (as defined below), or (iii) fails to present any such business opportunity, or information regarding any such business opportunity, to the Corporation or its subsidiaries. Notwithstanding the foregoing, the Corporation does not renounce any interest or expectancy in, or in being offered an opportunity to participate in, any business opportunity that is expressly offered to a director or officer of the Corporation in writing solely in his or her capacity as a director or officer of the Corporation. “Identified Person” means (a) Carlson Capital, L.P. and its Affiliates and (b) any member of the Board of Directors who is not an employee of the Corporation or any entity controlled by the Corporation, and his or her respective Affiliates. “Affiliate” of any Person means any principal, member, director, partner, stockholder, officer, employee or other representative of such Person or any Person that, directly or indirectly, is controlled by such Person, controls such Person or is under common control with such Person (other than the Corporation and any entity that is controlled by the Corporation). “Person” means any individual, corporation, general or limited partnership, limited liability company, joint venture, trust, association or other entity.

4. ADVISORY VOTE ON FREQUENCY OF FUTURE ADVISORY VOTES ON COMPENSATION OF CERTAIN EXECUTIVES 2 1 Year Years 3 Years Abstain 01 - Winston L. Black 04 - Robert K. Hatcher 02 - Wendy F. DiCicco 05 - Marcus E. Pennington 03 - Laurie L. Dotter For Withhold For Withhold For Withhold 1 U P X Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. 03O2TC + + Proposals — The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2, 3, 5, 6, 7 and for every 1 YEAR on A Proposal 4. 2. RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM 3. ADVISORY VOTE ON COMPENSATION OF CERTAIN EXECUTIVES 1. Election of Directors: For Against Abstain Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q For Against Abstain 5. APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION TO REMOVE LIMITATION ON STOCKHOLDERS CALLING SPECIAL MEETINGS OF STOCKHOLDERS 6. APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION TO UPDATE EXCULPATION PROVISION AND UPDATE AND CONSOLIDATE INDEMNIFICATION PROVISIONS 7. APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION TO CLARIFY, ELIMINATE OR UPDATE OUTDATED PROVISIONS For Against Abstain For Against Abstain For Against Abstain 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ 1234 5678 9012 345 MMMMMMMMM MMMMMMMMMMMMMMM 5 4 7 8 5 8 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND C 1234567890 J N T C123456789 MMMMMMMMMMMM M MMMMMMM 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext If no electronic voting, delete QR code and control # Δ ≈ PRELIMINARY-SUBJECT TO COMPLETION You may vote online or by phone instead of mailing this card. Online Go to www.investorvote.com/SWKH or scan the QR code — login details are located in the shaded bar below. Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/SWKH Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Your vote matters – here’s how to vote!

Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/SWKH Notice of 2022 Annual Meeting of Stockholders Proxy Solicited by Board of Directors for Annual Meeting — August 10, 2022 Winston Black, Charles Jacobson, and David R. Earhart, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of SWK Holdings Corporation to be held on August 10, 2022 or at any postponement or adjournment thereof. Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the Board of Directors and FOR items 2, 3, 5, 6, 7 and for every 1 YEAR on item 4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side) Proxy — SWK HOLDINGS CORPORATION q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Change of Address — Please print new address below. Comments — Please print your comments below. C Non-Voting Items + + The 2022 Annual Meeting of Stockholders of SWK Holdings Corporation will be held on Wednesday, August 10, 2022, 9:00 A.M. CT virtually via the internet at www.meetnow.global/MDXDMSH. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.